Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

Simon Property Group, Inc. (the “Company” or “Simon Property”) (NYSE:SPG) is a self-administered and self-managed real estate investment trust (“REIT”). Simon Property Group, L.P. (the “Operating Partnership”) is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, “Simon Group”) are engaged primarily in the ownership, development and management of retail real estate properties. Simon Group operates from five retail real estate platforms: regional malls, Premium Outlet Centers®, The Mills®, community/lifestyle centers and international properties. At June 30, 2007, the Company owned or had an interest in 383 properties comprising 258 million square feet of gross leasable area in North America, Europe and Asia.

On March 29, 2007, SPG-FCM Ventures, LLC (“SPG-FCM”), a joint venture between an entity owned 50% by the Company and 50% by funds managed by Farallon Capital Management, L.L.C. (“Farallon”), acquired all of the outstanding common stock of The Mills Corporation (“Mills”). As a result, the Company now holds an interest in an additional 38 joint venture properties with approximately 44 million square feet of GLA. A detailed listing of the names and locations of Mills properties acquired is included on page 41. The information in this supplemental information package reflects the ownership of the Mills properties with the exception of NOI composition; operational and statistical information; capital expenditures; and development activity. Prior to March 29, 2007, the Company held a 50% interest in two properties in the Mills portfolio.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of June 30, 2007, for the Company and the Operating Partnership.

Certain statements made in this Supplemental Package may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Those risks and uncertainties include, but are not limited to: the Company’s ability to meet debt service requirements, the availability of financing, changes in the Company’s credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, the ability to hedge interest rate risk, risks associated with the acquisition, development and expansion of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, impact of terrorist activities, inflation and maintenance of REIT status. The Company discusses these and other risks and uncertainties under the heading “Risk Factors” in its annual and quarterly periodic reports filed with the SEC that could cause the Company’s actual results to differ materially from the forward-looking statements that the Company makes. The Company may update that discussion in its period reports, but otherwise the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

Results for the next two quarters will be announced according to the following approximate schedule:

Third Quarter 2007	October 26, 2007
Fourth Quarter 2007	February 1, 2008

Stock Information

Simon Property common stock and three issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
7.89% Series G Cumulative Preferred	SPGPrG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor’s
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody’s
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)

Simon Property Group Ownership Structure(1)
June 30, 2007

(1)   Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)          Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)          Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)          An affiliate of one of the limited partners owns the Company's Class C common stock. Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(5)          Other executives includes directors and executive officers of Simon Property, other than Simon family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2006 through June 30, 2007

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2006	59,113,438	221,431,071
Activity During the First Quarter of 2007:
Issuance of Stock for Stock Option Exercises	—	25,025
Conversion of Preferred Stock into Common Stock	—	5,075
Conversion of Units into Common Stock	(1,692,474)	1,692,474
Conversion of Units into Cash	(132,854)	—
Conversion of Preferred Units into Units	510,057	—
Issuance of Units for Asset Acquisition	147,241	—
Restricted Stock Awards (Stock Incentive Program), Net	—	233,451
Number Outstanding at March 31, 2007	57,945,408	223,387,096
Activity During the Second Quarter of 2007:
Issuance of Stock for Stock Option Exercises	—	750
Conversion of Preferred Stock into Common Stock	—	18,379
Conversion of Units into Cash	(113,449)	—
Conversion of Preferred Units into Units	56,288	—
Restricted Stock Awards (Stock Incentive Program), Net	—	(8,209)
Number Outstanding at June 30, 2007	57,888,247	223,398,016
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at June 30, 2007		223,398,016
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		11,071,602
Series C 7% Cumulative Convertible Preferred Units(3)		104,755
Series I 6% Convertible Perpetual Preferred Units(3)		2,415,935
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		836,855
Diluted Common Shares Outstanding at June 30, 2007(5)		237,827,163

(1)          Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)          Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 60).

(3)          Conversion terms provided on page 60 of this document.

(4)          Based upon the weighted average stock price for the quarter ended June 30, 2007.

(5)          For FFO purposes.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of June 30, 2007
Unaudited
(In thousands, except as noted)

	As of or for the		As of or for the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$855,932	$798,738	$1,708,073	$1,586,387
Net Income Available to Common Stockholders	$59,917	$82,868	$158,298	$186,885
Basic Earnings per Common Share (EPS)	$0.27	$0.37	$0.71	$0.85
Diluted Earnings per Common Share (EPS)	$0.27	$0.37	$0.71	$0.84
FFO of the Simon Portfolio	$373,034	$358,440	$765,434	$717,297
Diluted FFO of the Simon Portfolio	$386,106	$372,561	$791,322	$745,612
Basic FFO per Share (FFOPS)	$1.33	$1.28	$2.72	$2.57
Diluted FFO per Share (FFOPS)	$1.31	$1.26	$2.68	$2.52
Distributions per Share	$0.84	$0.76	$1.68	$1.52

	June 30,	December 31,
	2007	2006
Stockholders’ Equity Information
Limited Partner Units Outstanding at End of Period	57,888	59,113
Common Shares Outstanding at End of Period	223,398	221,431
Total Common Shares and Units Outstanding at End of Period	281,286	280,544
Weighted Average Limited Partnership Units Outstanding	58,148	58,543
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	222,936	221,024
Diluted—for purposes of EPS	223,783	221,927
Diluted—for purposes of FFOPS	237,540	236,885
Debt Information
Simon Group’s Share of Consolidated Debt	$16,165,621	$15,203,980
Simon Group’s Share of Joint Venture Debt	$6,188,391	$3,472,228
Market Capitalization
Common Stock Price at End of Period	$93.04	$101.29
Equity Market Capitalization(1)	$27,750,556	$30,103,637
Total Capitalization—Including Simon Group’s Share of JV Debt	$50,104,568	$48,779,845

	As of or for the Six Months Ended June 30,
	2007	2006
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$16,334	$13,842
Joint Venture Properties	$2,821	$3,882
Simon Group’s Share of Joint Venture Properties	$1,085	$1,808

(1)          Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

On the next three pages, we present balance sheet and income statement data on a pro-rata basis reflecting the Company’s proportionate economic ownership of each asset in the Simon Group portfolio.

Basis of Presentation:  The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company’s Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended June 30, 2007

			The Company’s	The Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
REVENUE:
Minimum rent	$522,086	$(9,362)	$512,724	$175,314	$688,038
Overage rent	18,634	1	18,635	7,992	26,627
Tenant reimbursements	237,984	(5,776)	232,208	84,280	316,488
Management fees and other revenues	17,542	—	17,542	—	17,542
Other income	59,686	(422)	59,264	22,139	81,403
Total revenue	855,932	(15,559)	840,373	289,725	1,130,098
EXPENSES:
Property operating	112,122	(3,444)	108,678	60,630	169,308
Depreciation and amortization	230,611	(2,355)	228,256	77,809	306,065
Real estate taxes	79,063	(1,387)	77,676	24,572	102,248
Repairs and maintenance	28,744	(686)	28,058	12,533	40,591
Advertising and promotion	20,410	(375)	20,035	5,942	25,977
Provision for credit losses	1,424	95	1,519	2,462	3,981
Home and regional office costs	29,270	—	29,270	—	29,270
General & administrative	6,119	—	6,119	—	6,119
Other	14,618	(562)	14,056	19,352	33,408
Total operating expenses	522,381	(8,714)	513,667	203,300	716,967
OPERATING INCOME	333,551	(6,845)	326,706	86,425	413,131
Interest expense	(243,654)	3,709	(239,945)	(81,346)	(321,291)
Minority interest in income of consolidated entities	(3,136)	3,136	—	—	—
Income tax expense of taxable REIT subsidiaries	528	—	528	—	528
Income from unconsolidated entities	7,459	—	7,459	(7,459)	—
Gain on sale of interests in unconsolidated entities, net	500	—	500	2,380	2,880
Limited partners’ interest in Operating Partnership	(15,448)	—	(15,448)	—	(15,448)
Preferred distributions of Operating Partnership	(5,597)	—	(5,597)	—	(5,597)
Income from continuing operations	74,203	—	74,203	—	74,203
Discontinued operations, net of limited partners’ interest	17	—	17	—	17
Gain on sale of discontinued operations, net of limited partners’ interest	—	—	—	—	—
NET INCOME	74,220	—	74,220	—	74,220
Preferred dividends	(14,303)	—	(14,303)	—	(14,303)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$59,917	$—	$59,917	$—	$59,917
RECONCILIATION OF NET INCOME TO FFO
Net Income			$74,220	$—	$74,220
Adjustments to Net Income to Arrive at FFO:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership			21,045	—	21,045
Limited partners’ interest in results of operations from discontinued operations			3	—	3
Depreciation and amortization from consolidated properties and discontinued operations			226,853	—	226,853
Simon’s share of depreciation and amortization from unconsolidated entities			—	75,969	75,969
Income from unconsolidated entities			(7,459)	7,459	—
(Gain) on sales of interests in other assets and unconsolidated entities, net of limited partners’ interest			(2,880)	—	(2,880)
Minority interest portion of depreciation and amortization			(2,276)	—	(2,276)
Preferred distributions and dividends			(19,900)	—	(19,900)
FFO of the Simon Portfolio			$289,606	$83,428	$373,034
Percentage of FFO of the Simon Portfolio			77.64%	22.36%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Six Months Ended June 30, 2007

			The Company’s	The Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
REVENUE:
Minimum rent	$1,032,951	$(17,378)	$1,015,573	$295,586	$1,311,159
Overage rent	36,526	(142)	36,384	14,902	51,286
Tenant reimbursements	468,597	(10,734)	457,863	140,082	597,945
Management fees and other revenues	38,417	—	38,417	—	38,417
Other income	131,582	(771)	130,811	43,016	173,827
Total revenue	1,708,073	(29,025)	1,679,048	493,586	2,172,634
EXPENSES:
Property operating	221,349	(6,278)	215,071	98,150	313,221
Depreciation and amortization	445,882	(4,447)	441,435	133,776	575,211
Real estate taxes	158,245	(2,772)	155,473	38,392	193,865
Repairs and maintenance	57,751	(1,463)	56,288	22,520	78,808
Advertising and promotion	39,294	(691)	38,603	9,336	47,939
Provision for credit losses	1,966	53	2,019	2,591	4,610
Home and regional office costs	62,969	—	62,969	—	62,969
General & administrative	10,018	—	10,018	—	10,018
Other	28,082	(1,060)	27,022	31,741	58,763
Total operating expenses	1,025,556	(16,658)	1,008,898	336,506	1,345,404
OPERATING INCOME	682,517	(12,367)	670,150	157,080	827,230
Interest expense	(466,132)	6,321	(459,811)	(127,848)	(587,659)
Minority interest in income of consolidated entities	(6,046)	6,046	—	—	—
Income tax expense of taxable REIT subsidiaries	(757)	—	(757)	—	(757)
Income from unconsolidated entities	29,232	—	29,232	(29,232)	—
Gain on sale of interests in unconsolidated entities, net	500	—	500	—	500
Limited partners’ interest in Operating Partnership	(41,326)	—	(41,326)	—	(41,326)
Preferred distributions of Operating Partnership	(10,836)	—	(10,836)	—	(10,836)
Income from continuing operations	187,152	—	187,152	—	187,152
Discontinued operations, net of limited partners’ interest	(145)	—	(145)	—	(145)
Gain on or sale of discontinued operations, net of limited partners’ interest	—	—	—	—	—
NET INCOME	187,007	—	187,007	—	187,007
Preferred dividends	(28,709)	—	(28,709)	—	(28,709)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$158,298	$—	$158,298	$—	$158,298
RECONCILIATION OF NET INCOME TO FFO
Net Income			$187,007	$—	$187,007
Adjustments to Net Income to Arrive at FFO:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership			52,162	—	52,162
Limited partners’ interest in results of operations from discontinued operations			(38)	—	(38)
Depreciation and amortization from consolidated properties and discontinued operations			439,341	—	439,341
Simon’s share of depreciation and amortization from unconsolidated entities			—	131,300	131,300
Income from unconsolidated entities			(29,232)	29,232	—
(Gain) on sales of interests in other assets and unconsolidated entities, net of limited partners’ interest			(500)	—	(500)
Minority interest portion of depreciation and amortization			(4,293)	—	(4,293)
Preferred distributions and dividends			(39,545)	—	(39,545)
FFO of the Simon Portfolio			$604,902	$160,532	$765,434
Percentage of FFO of the Simon Portfolio			79.03%	20.97%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of June 30, 2007

			The Company’s	The Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
ASSETS:
Investment properties, at cost	$23,631,847	$(208,037)	$23,423,810	$8,759,633	$32,183,443
Less—accumulated depreciation	4,971,424	(73,878)	4,897,546	916,906	5,814,452
	18,660,423	(134,159)	18,526,264	7,842,727	26,368,991
Cash and cash equivalents	381,175	(7,978)	373,197	354,135	727,332
Tenant receivables and accrued revenue, net	324,776	(3,953)	320,823	136,686	457,509
Investment in unconsolidated entities, at equity	1,852,819	—	1,852,819	(1,852,819)	—
Deferred costs and other assets	1,132,490	(156,219)	976,271	321,862	1,298,133
Loans to affiliated entities	532,580	—	532,580	—	532,580
Total assets	$22,884,263	$(302,309)	$22,581,954	$6,802,591	$29,384,545
LIABILITIES:
Mortgages and other indebtedness	$16,438,845	$(273,224)	$16,165,621	$6,188,391	$22,354,012
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,113,213	(8,649)	1,104,564	425,281	1,529,845
Cash distributions and losses in partnerships and joint ventures, at equity	232,802	—	232,802	(232,802)	—
Other liabilities, minority interest and accrued dividends	188,327	(20,436)	167,891	421,721	589,612
Total liabilities	17,973,187	(302,309)	17,670,878	6,802,591	24,473,469
LIMITED PARTNERS’ INTEREST IN THE OPERATING PARTNERSHIP	773,963	—	773,963	—	773,963
LIMITED PARTNERS’ PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	310,241	—	310,241	—	310,241
STOCKHOLDERS’ EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 17,819,267 issued and outstanding, with a liquidation value of $890,963	897,255	—	897,255	—	897,255
Common stock, $.0001 par value, 400,000,000 shares authorized, 227,511,348 issued and outstanding	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	5,028,287	—	5,028,287	—	5,028,287
Accumulated deficit	(1,957,262)	—	(1,957,262)	—	(1,957,262)
Accumulated other comprehensive income	22,906	—	22,906	—	22,906
Common stock held in treasury at cost, 4,125,332 shares	(164,337)	—	(164,337)	—	(164,337)
Total stockholders’ equity	3,826,872	—	3,826,872	—	3,826,872
	$22,884,263	$(302,309)	$22,581,954	$6,802,591	$29,384,545

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of June 30, 2007
(in thousands, except as noted)

Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income (“NOI”) is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

However, you should understand that NOI:

•        does not represent cash flow from operations as defined by GAAP,

•        should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

•        is not an alternative to cash flows as a measure of liquidity, and

•        is not indicative of cash flows from operating, investing and financing activities.

The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to “Total NOI of the Simon Group Portfolio.” This schedule also provides the increase in NOI of regional malls and Premium Outlet Centers that are comparable properties for the quarter and six months ended June 30, 2007.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2007	2006	2007	2006
Reconciliation of NOI of consolidated Properties:
Net Income	$74,220	$101,263	$187,007	$223,853
Preferred distributions of the Operating Partnership	5,597	6,928	10,836	13,754
Limited partners’ interest in the Operating Partnership	15,448	21,924	41,326	49,478
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net of limited partners’ interest	(17)	19	145	(110)
Income tax expense of taxable REIT subsidiaries	(528)	3,220	757	4,859
Minority interest in income of consolidated entities	3,136	3,433	6,046	4,358
Interest expense	243,654	200,743	466,132	404,815
Income from unconsolidated entities and beneficial interests, net	(7,459)	(19,882)	(29,232)	(49,805)
Gain on sales of interest in unconsolidated entities	(500)	(7,599)	(500)	(41,949)
Operating Income	333,551	310,049	682,517	609,253
Depreciation and amortization	230,611	211,363	445,882	420,810
NOI of consolidated Properties	$564,162	$521,412	$1,128,399	$1,030,063
Reconciliation of NOI of unconsolidated entities:
Net Income	$24,239	$101,650	$114,926	$183,436
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net	(178)	(23,997)	(2,876)	(26,794)
Interest expense	238,349	102,117	345,505	201,733
Income from unconsolidated entities	3	(145)	87	(239)
(Gain) loss on sale of asset	—	(94)	4,759	(94)
Operating Income	262,413	179,531	462,401	358,042
Depreciation and amortization	157,095	79,185	239,914	151,066
NOI of unconsolidated entities	$419,508	$258,716	$702,315	$509,108
Total consolidated and unconsolidated NOI from continuing operations	$983,670	$780,128	$1,830,714	$1,539,171
Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	181	14,842	8,021	30,877
Total NOI of the Simon Group Portfolio	$983,851	$794,970	$1,838,735	$1,570,048
Increase in NOI from prior period	23.8%	4.0%	17.1%	4.7%
Less: Joint venture partner’s share of NOI	264,633	164,228	436,478	321,106
Simon Group’s Share of NOI	$719,218	$630,742	$1,402,257	$1,248,942
Increase in Simon Group’s Share of NOI from prior period	14.0%	4.2%	12.3%	4.7%
NOI of Regional Malls that are Comparable Properties(1)	$617,758	$607,770	$1,249,499	$1,215,473
Increase in NOI of Regional Malls that are Comparable Properties(1)	1.6%		2.8%
NOI of Premium Outlet Centers that are Comparable Properties(1)	$91,036	$84,207	$178,968	$163,635
Increase in NOI of Premium Outlet Centers that are Comparable Properties(1)	8.1%		9.4%

(1)                Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)(2)
For the Six Months Ended June 30, 2007

Percent of Total NOI
of the Simon Portfolio
U.S. Portfolio NOI by State
Florida	15.1%
Texas	10.6%
California	8.2%
Massachusetts	8.1%
New York	8.0%
Pennsylvania	6.3%
Indiana	5.3%
Georgia	4.9%
Nevada	3.8%
New Jersey	3.7%
Top 10 Contributors by State	74.0%
NOI by Asset Type
Regional Malls	76.1%
Premium Outlet Centers	13.5%
International (2)	5.7%
Community/Lifestyle Centers	4.5%
Other	0.2%
Total	100.0%

(1)          Does not include the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)          Based on Total NOI of the Simon Group portfolio

(3)          International includes five Premium Outlet Centers in Japan and one Premium Outlet Center in both Mexico and South Korea

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of June 30, 2007
(In thousands)

	For the Three Months			For the Six Months
	Ended June 30,			Ended June 30,
	2007		2006	2007		2006
Consolidated Properties
Other Income
Interest Income	$21,209	(1)	$6,133	$44,262	(1)	$12,330
Lease Settlement Income	2,189		4,076	24,946	(2)	12,152
Gains on Land Sales	3,020		16,279	5,874		19,228
Other	33,268		24,951	56,500		50,027
Totals	$59,686		$51,439	$131,582		$93,737
Other Expense
Ground Rent	$7,719		$6,817	$15,097		$14,513
Professional Fees	2,998		2,848	6,025		4,412
Other	3,901		2,497	6,960		6,303
Totals	$14,618		$12,162	$28,082		$25,228

(1)          Includes $13.4 million and $25.2 million for the three and six months, respectively, of income from a mezzanine financing provided by the Company on February 13, 2007 in connection with the Mills acquisition.

(2)          Includes $19 million related to two department store locations that are being redeveloped by the Company.

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of June 30, 2007

		Total	% of
Type of Property	GLA-Sq. Ft.	Owned GLA	Owned GLA
Regional Malls
Anchor	100,277,826	27,967,624	20.1%
Specialty Store	59,237,934	59,010,967	42.5%
Freestanding	4,371,598	1,738,991	1.3%
Subtotal	63,609,532	60,749,958	43.8%
Regional Mall Total	163,887,358	88,717,582	63.9%
Premium Outlet Centers	14,061,395	14,061,395	10.1%
Community/Lifestyle Centers
Anchor	13,897,281	8,800,998	6.3%
Specialty Store	4,525,518	4,470,350	3.2%
Freestanding	767,912	117,574	0.1%
Community/Lifestyle Centers Total	19,190,711	13,388,922	9.6%
Mills Portfolio(1)	43,613,425	19,287,238	13.9%
Office Portion of Retail	1,955,341	1,955,341	1.4%
Other(2)	1,591,675	1,591,675	1.1%
Total U.S. Properties	244,299,905	139,002,153	100.0%

(1)          The Mills portfolio includes regional malls, The Mills® and community centers.

(2)   Other assets include 10 other properties that contribute 0.2% of Simon Group’s NOI.

SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information(1)
As of June 30, 2007

	As of or for the
	Six Months Ended
	June 30,
	2007	2006
Total Number of Regional Malls	171	171
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	165.8	166.5
Occupancy(2)
Consolidated Assets	92.2%	91.3%
Unconsolidated Assets	91.7%	92.1%
Total Portfolio	92.0%	91.6%
Comparable sales per square foot(3)
Consolidated Assets	$470	$454
Unconsolidated Assets	$527	$495
Total Portfolio	$489	$468
Average rent per square foot(2)
Consolidated Assets	$35.60	$34.64
Unconsolidated Assets	$38.25	$35.93
Total Portfolio	$36.51	$35.10

	Mall &
	Freestanding	%
Average Base Rent Per Square Foot(2)	Stores	Change
6/30/07	$36.51	4.0%
6/30/06	35.10
12/31/06	35.38	2.6%
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%
12/31/03	32.26	5.1%
12/31/02	30.70	4.8%

Leasing Activity During the Period(2):

	Average Base Rent(4)		Amount of Change
	Lease	Store Closings/	(Referred to as
	Signings	Lease Expirations	“Leasing Spread”)
2007 (YTD)	$47.20	$38.17	$9.03	23.7%
2006	43.21	36.73	6.48	17.6%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%
2002	40.35	32.58	7.77	23.8%

(1)          Does not include operational information for the additional 18 regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)          Includes mall and freestanding stores

(3)          Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(4)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)(2)
As of June 30, 2007

			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 6/30/07
Mall Stores & Freestanding
Month to Month Leases	870	2,360,484	$33.46
2007 (7/1-12/31)	583	1,151,047	$43.73
2008	2,484	5,895,980	$35.48
2009	2,062	5,804,528	$35.13
2010	1,949	5,551,880	$38.44
2011	2,052	5,282,136	$35.21
2012	1,369	4,743,958	$36.27
2013	1,165	3,687,675	$40.37
2014	1,250	3,695,745	$42.31
2015	1,205	3,993,135	$41.91
2016	1,410	4,130,892	$40.56
2017	931	3,282,397	$39.97
2018 and Thereafter	474	2,880,539	$33.03
Specialty Leasing Agreements w/ terms in excess of 12 months	1,145	2,972,953	$14.03
Anchor Tenants
Month to Month Leases	3	246,538	$2.41
2007 (7/1-12/31)	1	30,950	$9.50
2008	19	2,108,947	$4.02
2009	31	3,279,500	$3.41
2010	36	4,271,191	$2.75
2011	20	2,217,206	$3.97
2012	29	3,191,064	$3.89
2013	15	2,187,012	$5.67
2014	13	1,207,089	$7.58
2015	11	1,007,256	$6.82
2016	11	1,122,349	$7.79
2017	5	736,723	$2.80
2018 and Thereafter	34	3,576,079	$6.01

(1)          Does not include the additional 18 regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants(1)
As of June 30, 2007

Top In-Line Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Limited	501	3,185	1.6%	3.7%
Gap	317	3,495	1.7%	2.5%
Foot Locker	432	1,722	0.9%	2.0%
Abercrombie & Fitch Co.	194	1,384	0.7%	1.7%
Zale Corporation	382	439	0.2%	1.5%
Luxottica Group S.P.A	350	722	0.4%	1.2%
Sterling Jewelers, Inc.	206	299	0.1%	1.0%
Children’s Place Retail Stores	185	818	0.4%	1.0%
American Eagle Outfitters	137	787	0.4%	0.9%
Genesco, Inc.	355	468	0.2%	0.9%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Macy’s, Inc.	157	27,933	13.9%	0.6%
Sears Roebuck & Co.	127	19,442	9.7%	0.4%
J.C. Penney Co., Inc.	116	16,778	8.4%	0.9%
Dillard’s Dept. Stores	81	12,295	6.1%	0.1%
Nordstrom, Inc.	21	3,722	1.9%	0.0%
Belk, Inc.	27	3,217	1.6%	0.4%
The Bon-Ton Stores, Inc.	22	2,202	1.1%	0.3%
Target Corporation	14	1,802	0.9%	0.0%
Boscov’s Department Stores	7	1,279	0.6%	0.1%
The Neiman Marcus Group, Inc.	10	1,213	0.6%	0.1%
Lord and Taylor	8	1,074	0.5%	0.0%
Saks Incorporated	9	1,053	0.5%	0.3%

(1)          Does not include the additional 18 regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2007-2010

Property Name	Location	New Tenant	Former Tenant
Openings through June 30, 2007
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy’s
Circle Centre	Indianapolis, IN	Carson Pirie Scott	Parisian
Eastland Mall	Evansville, IN	Dillard’s	L.S. Ayres
Firewheel Town Center	Garland, TX	Ethan Allen	N/A
Lakeline Mall	Austin, TX	Dillard’s	Mervyn’s
Orange Park Mall	Jacksonville, FL	Dick’s Sporting Goods	N/A
Smith Haven Mall	Lake Grove, NY	Dick’s Sporting Goods	Stern’s
		Macy’s Furniture	N/A
South Shore Plaza	Braintree, MA	The Cheesecake Factory	N/A
Square One Mall	Saugus, MA	Dick’s Sporting Goods	N/A
Openings Projected for the Remainder of 2007
Avenues, The	Jacksonville, FL	Belk	Parisian
Burlington Mall	Burlington, MA	Crate & Barrel	N/A
Castleton Square	Indianapolis, IN	AMC Theatres	L.S. Ayres
		Borders	L.S. Ayres
Cordova Mall	Pensacola, FL	Belk	Parisian
Greenwood Park Mall	Indianapolis, IN	Barnes & Noble	L.S. Ayres
Gwinnett Place	Duluth, GA	Belk	Parisian
Lehigh Valley Mall	Whitehall, PA	Barnes & Noble	N/A
		Bonefish Grill	N/A
		Bravo	N/A
Lenox Square	Atlanta, GA	Neiman Marcus expansion	N/A
North East Mall	Hurst, TX	Dick’s Sporting Goods	Saks Fifth Avenue
Northgate Mall	Seattle, WA	Barnes & Noble	N/A
		Bed Bath & Beyond	Gottschalks
		DSW	Gottschalks
Northshore Mall	Peabody (Boston), MA	The Cheesecake Factory	N/A
Phipps Plaza	Atlanta, GA	Belk	Parisian
Richmond Town Square	Cleveland, OH	Regal Cinema	AMC Theatre
River Oaks Mall	Calumet City, IL	Steve & Barry’s	N/A
Smith Haven Mall	Lake Grove, NY	California Pizza Kitchen	Stern’s
		Barnes & Noble	Stern’s
South Ridge Mall	Des Moines, IA	Steve & Barry’s	N/A
Town Center at Boca Raton	Boca Raton, FL	Crate & Barrel	N/A
Town Center at Cobb	Kennesaw, GA	Belk	Parisian
Upper Valley Mall	Springfield, OH	MC Sports	N/A
		Steve & Barry’s	N/A
Walt Whitman Mall	Huntington Station, NY	The Cheesecake Factory	Organized Living
West Town Mall	Knoxville, TN	Belk	Parisian
Westminster Mall	Westminster, CA	Target	Macy’s
Woodland Hills Mall	Tulsa, OK	The Cheesecake Factory	N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2007-2010

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2008
Anderson Mall	Anderson, SC	Dillard’s	Belk Mens
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Burlington Mall	Burlington (Boston), MA	Nordstrom	Filene’s
Crystal Mall	Waterford, CT	Bed Bath & Beyond	Macy’s
		Christmas Tree Shop	Macy’s
Fashion Mall at Keystone	Indianapolis, IN	Nordstrom	Parisian
Firewheel Town Center	Garland, TX	Dick’s Sporting Goods	N/A
Lake Square Mall	Leesburg, FL	Best Buy	N/A
Livingston Mall	Livingston, NJ	Barnes & Noble	N/A
Markland Mall	Kokomo, IN	MC Sports	N/A
Montgomery Mall	Montgomeryville, PA	Dick’s Sporting Goods	N/A
Northlake Mall	Atlanta, GA	Kohl’s	Parisian
Richardson Square	Richardson, TX	Lowe’s	N/A
Ross Park Mall	Pittsburgh, PA	Nordstrom	Macy’s
Springfield Mall	Springfield, PA	Target	Macy’s
Valle Vista mall	Harlingen, TX	Circuit City	OfficeMax
West Ridge Mall	Topeka, KS	Burlington	Montgomery Ward
White Oaks Mall	Springfield, IL	Barnes & Noble	N/A
Openings Projected in 2009
Coddingtown Mall	Santa Rosa, CA	Whole Foods	Ralph’s Grocery
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy’s
Tacoma Mall	Seattle, WA	Nordstrom (relocated)	Mervyn’s
Openings Projected in 2010
Quaker Bridge Mall	Lawrenceville, NJ	Neiman Marcus	N/A
		Nordstrom	N/A
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy’s

(1)   Does not include the additional 18 regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

SIMON PROPERTY GROUP

U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (CBSA)	Ownership		Anchor	Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,353		775,509
2.	University Mall	AR	Little Rock	100.0%		364,992	153,603		518,595
3.	Brea Mall	CA	Brea (Los Angeles)	100.0%		874,802	443,665		1,318,467
4.	Coddingtown Mall	CA	Santa Rosa	50.0%		547,090	265,402		812,492
5.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	653,993		1,707,298
6.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		536,500	329,227		865,727
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,468		698,726
8.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		677,215	472,775		1,149,990
9.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	529,586	(7)	1,378,739
10.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		716,939	493,611		1,210,550
11.	Mesa Mall(2)	CO	Grand Junction	50.0%		441,208	443,015		884,223
12.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		682,169	402,135		1,084,304
13.	Crystal Mall	CT	Waterford	74.6%		442,311	351,069		793,380
14.	Aventura Mall(2)	FL	Miami Beach	33.3%		1,116,938	662,246		1,779,184
15.	Avenues, The	FL	Jacksonville	25.0	%(3)	754,956	363,011		1,117,967
16.	Boynton Beach Mall	FL	Boynton Beach (Miami-Fort Lauderdale)	100.0%		714,210	317,794		1,032,004
17.	Coconut Point	FL	Estero (Cape Coral-Fort Myers)	50.0%		503,819	498,411		1,002,230
18.	Coral Square	FL	Coral Springs (Miami-Fort Lauderdale)	97.2%		648,144	297,393		945,537
19.	Cordova Mall	FL	Pensacola	100.0%		395,875	451,265		847,140
20.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,964		424,459
21.	Dadeland Mall	FL	Miami	50.0%		1,132,072	338,170		1,470,242
22.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%		435,467	243,092		678,559
23.	Edison Mall	FL	Fort Myers	100.0%		742,667	309,124		1,051,791
24.	Florida Mall, The	FL	Orlando	50.0%		1,232,465	617,083		1,849,548
25.	Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		461,852	291,977		753,829
26.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,881		748,433
27.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	239,992		536,029
28.	Melbourne Square	FL	Melbourne	100.0%		416,167	294,482		710,649
29.	Miami International Mall	FL	Miami	47.8%		778,784	295,350		1,074,134
30.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		576,051	383,076		959,127
31.	Paddock Mall	FL	Ocala	100.0%		387,378	167,733		555,111
32.	Palm Beach Mall	FL	West Palm Beach (Miami-Fort Lauderdale)	100.0%		749,288	335,073		1,084,361
33.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0	%(4)	458,251	323,694		781,945
34.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	768,798	368,618		1,137,416
35.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	0	510,056		510,056
36.	St. Johns Town Center	FL	Jacksonville	50.0%		653,291	379,230		1,032,521
37.	Town Center at Boca Raton	FL	Boca Raton (Miami-Fort Lauderdale)	100.0%		1,085,312	493,848		1,579,160
38.	Treasure Coast Square	FL	Jensen Beach	100.0%		511,372	350,830		862,202
39.	Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		748,269	372,022		1,120,291
40.	University Mall	FL	Pensacola	100.0%		478,449	230,652		709,101
41.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		843,609	434,180		1,277,789
42.	Lenox Square	GA	Atlanta	100.0%		821,356	633,260	(7)	1,454,616
43.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,069,590	723,888		1,793,478
44.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,474		962,219
45.	Phipps Plaza	GA	Atlanta	100.0%		472,385	346,555		818,940
46.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		866,381	406,082		1,272,463
47.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		305,563	387,878		693,441
48.	NorthPark Mall	IA	Davenport	50.0%		650,456	422,921		1,073,377

SIMON PROPERTY GROUP

U.S. Regional Mall Property Listing(1)

						Gross Leasable Are
				Legal			Mall &
	Property Name	State	City (CBSA)	Ownership		Anchor	Freestanding		Total
49.	Southern Hills Mall(2)	IA	Sioux City	50.0%		372,937	431,874		804,811
50.	SouthRidge Mall(2)	IA	Des Moines	50.0%		388,752	513,590		902,342
51.	Alton Square	IL	Alton (St. Louis)	100.0%		426,315	211,655		637,970
52.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	201,085		421,915
53.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	310,994	246,540		557,534
54.	Northwoods Mall	IL	Peoria	100.0%		472,969	220,986		693,955
55.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	437,867		1,211,162
56.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		807,871	559,859	(7)	1,367,730
57.	SouthPark Mall	IL	Moline (Davenport - IA-Moline)	50.0%		578,056	447,509		1,025,565
58.	White Oaks Mall	IL	Springfield	77.5%		556,831	379,603		936,434
59.	Castleton Square	IN	Indianapolis	100.0%		908,481	410,175		1,318,656
60.	Circle Centre	IN	Indianapolis	14.7%		350,000	433,016	(7)	783,016
61.	College Mall	IN	Bloomington	100.0%		356,887	275,101		631,988
62.	Eastland Mall	IN	Evansville	50.0%		489,144	375,118		864,262
63.	Fashion Mall at Keystone	IN	Indianapolis	100.0%		249,721	434,399	(7)	684,120
64.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		754,928	409,314		1,164,242
65.	Lafayette Square	IN	Indianapolis	100.0%		937,223	269,835		1,207,058
66.	Markland Mall	IN	Kokomo	100.0%		273,094	141,969		415,063
67.	Muncie Mall	IN	Muncie	100.0%		435,756	204,728		640,484
68.	Tippecanoe Mall	IN	Lafayette	100.0%		537,790	322,553		860,343
69.	University Park Mall	IN	Mishawaka (South Bend)	100.0%		499,876	320,449		820,325
70.	Washington Square	IN	Indianapolis	100.0%		616,109	348,740		964,849
71.	Towne East Square	KS	Wichita	100.0%		779,490	351,080		1,130,570
72.	Towne West Square	KS	Wichita	100.0%		619,269	332,484		951,753
73.	West Ridge Mall	KS	Topeka	100.0%		716,811	281,378		998,189
74.	Prien Lake Mall	LA	Lake Charles	100.0%		644,124	177,528		821,652
75.	Arsenal Mall	MA	Watertown (Boston)	100.0%		191,395	309,982	(7)	501,377
76.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		0	205,751		205,751
77.	Auburn Mall	MA	Auburn (Worcester)	49.1%		417,620	174,250		591,870
78.	Burlington Mall	MA	Burlington (Boston)	100.0%		642,411	423,627		1,066,038
79.	Cape Cod Mall	MA	Hyannis	49.1%		420,199	303,658		723,857
80.	Copley Place	MA	Boston	98.1%		150,847	1,090,921	(7)	1,241,768
81.	Emerald Square	MA	North Attleboro (Providence - RI New Bedford)	49.1%		647,372	375,108		1,022,480
82.	Greendale Mall	MA	Worcester (Boston)	49.1%		132,634	298,680	(7)	431,314
83.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		498,000	358,417		856,417
84.	Mall at Chestnut Hill	MA	Chestnut Hill (Boston)	47.2%		297,253	180,133		477,386
85.	Northshore Mall	MA	Peabody (Boston)	49.1%		677,433	680,176		1,357,609
86.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		538,843	370,742		909,585
87.	South Shore Plaza	MA	Braintree (Boston)	100.0%		547,287	613,683		1,160,970
88.	Square One Mall	MA	Saugus (Boston)	49.1%		608,601	321,446		930,047
89.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		355,557	328,589		684,146
90.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		631,602	350,903		982,505
91.	Bangor Mall	ME	Bangor	66.4	%(6)	416,582	237,528		654,110
92.	Maplewood Mall	MN	Minneapolis	100.0%		588,822	341,893		930,715
93.	Miller Hill Mall	MN	Duluth	100.0%		429,508	379,427		808,935
94.	Battlefield Mall	MO	Springfield	100.0%		770,111	432,615		1,202,726
95.	Independence Center	MO	Independence (Kansas City)	100.0%		499,284	532,647		1,031,931
96.	SouthPark	NC	Charlotte	100.0%		1,044,742	566,219		1,610,961

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (CBSA)	Ownership		Anchor	Freestanding		Total
97.	Crossroads Mall	NE	Omaha	100.0%		522,119	188,553		710,672
98.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		638,111	381,954		1,020,065
99.	Mall of New Hampshire, The	NH	Manchester	49.1%		444,889	362,861		807,750
100.	Pheasant Lane Mall	NH	Nashua (Manchester)	(5)		555,474	313,849		869,323
101.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		467,626	299,836		767,462
102.	Livingston Mall	NJ	Livingston (New York)	100.0%		616,128	337,198		953,326
103.	Menlo Park Mall	NJ	Edison (New York)	100.0%		527,591	797,581	(7)	1,325,172
104.	Ocean County Mall	NJ	Toms River (New York)	100.0%		616,443	275,250		891,693
105.	Quaker Bridge Mall	NJ	Lawrenceville (Trenton)	38.0	%(6)	686,760	413,189		1,099,949
106.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	455,766		1,242,392
107.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	408,570		1,040,126
108.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	635,258		635,258
109.	Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%		213,320	218,887		432,207
110.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	277,860		587,955
111.	Mall at The Source, The	NY	Westbury (New York)	25.5	%(3)	210,798	515,098		725,896
112.	Nanuet Mall	NY	Nanuet (New York)	100.0%		583,711	331,394		915,105
113.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	779,730	(7)	2,210,155
114.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		743,868	473,095		1,216,963
115.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	294,206		1,036,420
116.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	478,192	(7)	827,585
117.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		879,300	378,779		1,258,079
118.	Lima Mall	OH	Lima	100.0%		541,861	203,770		745,631
119.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,663		1,016,914
120.	Southern Park Mall	OH	Boardman (Youngstown)	100.0%		811,858	383,769		1,195,627
121.	Summit Mall	OH	Akron	100.0%		432,936	316,129		749,065
122.	Upper Valley Mall	OH	Springfield (Dayton-Springfield)	100.0%		479,418	263,062		742,480
123.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	461,698		1,049,835
124.	Woodland Hills Mall	OK	Tulsa	94.5%		706,159	382,178		1,088,337
125.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		831,439	459,122	(7)	1,290,561
126.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	535,458		1,036,267
127.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	1,545,812	1,065,284	(7)	2,611,096
128.	Lehigh Valley Mall	PA	Whitehall (Allentown-Bethlehem)	37.6	%(6)	564,353	482,967	(7)	1,047,320
129.	Montgomery Mall	PA	North Wales (Philadelphia)	53.5	%(6)	684,855	410,758		1,095,613
130.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2	%(6)	762,558	557,455	(7)	1,320,013

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (CBSA)	Ownership		Anchor	Freestanding		Total
131.	Ross Park Mall	PA	Pittsburgh	100.0%		589,644	423,938		1,013,582
132.	South Hills Village	PA	Pittsburgh	100.0%		655,987	484,906		1,140,893
133.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	367,176	221,489		588,665
134.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	609,185	(7)	1,113,981
135.	Anderson Mall	SC	Anderson (Greenville)	100.0%		404,394	179,745		584,139
136.	Haywood Mall	SC	Greenville	100.0%		902,400	328,344		1,230,744
137.	Empire Mall(2)	SD	Sioux Falls	50.0%		497,341	547,704		1,045,045
138.	Rushmore Mall(2)	SD	Rapid City	50.0%		470,660	363,218		833,878
139.	Knoxville Center	TN	Knoxville	100.0%		597,028	383,981		981,009
140.	Oak Court Mall	TN	Memphis	100.0%		532,817	313,926	(7)	846,743
141.	Raleigh Springs Mall	TN	Memphis	100.0%		691,230	225,965		917,195
142.	West Town Mall	TN	Knoxville	50.0%		878,311	451,156		1,329,467
143.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	510,560		1,272,208
144.	Barton Creek Square	TX	Austin	100.0%		922,266	507,491		1,429,757
145.	Broadway Square	TX	Tyler	100.0%		427,730	201,898		629,628
146.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	449,848		1,243,564
147.	Domain, The	TX	Austin	100.0%		220,000	411,866	(7)	631,866
148.	Firewheel Town Center	TX	Garland (Dallas-Forth Worth)	100.0%		295,532	618,921	(7)	914,453
149.	Galleria, The	TX	Houston	31.5%		1,233,802	1,114,583		2,348,385
150.	Highland Mall(2)	TX	Austin	50.0%		732,000	359,126		1,091,126
151.	Ingram Park Mall	TX	San Antonio	100.0%		750,888	376,351		1,127,239
152.	Irving Mall	TX	Irving (Dallas-Fort Worth)	100.0%		637,415	406,696		1,044,111
153.	La Plaza Mall	TX	McAllen	100.0%		776,397	427,071		1,203,468
154.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		745,179	339,359		1,084,538
155.	Longview Mall	TX	Longview	100.0%		402,843	209,321		612,164
156.	Midland Park Mall	TX	Midland	100.0%		339,113	279,405		618,518
157.	North East Mall	TX	Hurst (Dallas-Fort Worth)	100.0%		1,094,589	452,473		1,547,062
158.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,308	285,809		882,117
159.	Sunland Park Mall	TX	El Paso	100.0%		575,837	342,163		918,000
160.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	242,237		632,018
161.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	213,778		442,789
162.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	190,383		571,536
163.	Chesapeake Square	VA	Chesapeake (Virginia Beach-Norfolk)	75.0	%(4)	534,760	271,705		806,465
164.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,499	(7)	990,228
165.	Valley Mall	VA	Harrisonburg	50.0%		315,078	190,679		505,757
166.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%		506,639	280,960		787,599
167.	Columbia Center	WA	Kennewick	100.0%		408,052	367,130		775,182
168.	Northgate Mall	WA	Seattle	100.0%		612,073	291,487		903,560
169.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		924,045	406,992		1,331,037
170.	Bay Park Square	WI	Green Bay	100.0%		447,508	267,592		715,100
171.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	172,476		499,736
	Total Regional Mall GLA					100,277,827	65,564,872		165,842,699

FOOTNOTES:

(1)              Does not include the additional 18 regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)              This Property is managed by a third party.

(3)              The Operating Partnership’s direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)              The Operating Partnership receives substantially all the economic benefit of the Property due to a preference, advance, or other partnership arrangement.

(5)              The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this Property.

(6)              The Operating Partnership’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments or an affiliate of Kravco Simon Investments.

(7)              Mall & Freestanding GLA includes office space as follows:

Arsenal Mall—105,807 sq. ft.

Century III Mall—35,929 sq. ft.

Circle Centre Mall—9,123 sq. ft.

Copley Place—867,007 sq. ft.

Fashion Centre at Pentagon City, The—169,089 sq. ft.

Fashion Mall at Keystone, The—10,927 sq. ft.

Firewheel Town Center—75,000 sq. ft.

Greendale Mall—119,860 sq. ft.

King of Prussia Mall—13,627 sq. ft.

Lehigh Valley Mall—11,754 sq. ft.

Lenox Square—2,674 sq. ft.

Menlo Park Mall—50,482 sq. ft.

Oak Court Mall—126,067 sq. ft.

Oxford Valley Mall—111,160 sq. ft.

Plaza Carolina—28,192 sq. ft.

River Oaks Center—117,507 sq. ft.

Roosevelt Field—1,610 sq. ft.

Stanford Shopping Center—5,748 sq. ft.

The Domain—92,955 sq. ft.

The Westchester—820 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of June 30, 2007

	As of or for the
	Six Months Ended
	June 30,
	2007	2006
Total Number of U.S. Premium Outlet Centers	36	34
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	14.1	13.1
Occupancy(1)	99.4%	99.4%
Comparable sales per square foot(1)	$492	$453
Average base rent per square foot(1)	$25.11	$23.78

Average Base Rent Per Square Foot(1)	Total Center	% Change
6/30/07	$25.11	5.6%
6/30/06	23.78
12/31/06	24.23	4.6%
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period(1):

	Average Base Rent(2)		Amount of Change
	Lease	Store Closings/	(Referred to as
	Signings	Lease Expirations	“Leasing Spread”)
2007 (YTD)	$31.07	$23.76	$7.31	30.8%
2006	29.95	22.87	7.08	31.0%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)          For all owned gross leasable area.

(2)          Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of June 30, 2007

			Weighted
			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 6/30/07
2007 (7/1-12/31)	122	408,819	$19.88
2008	389	1,558,119	$25.06
2009	400	1,653,582	$22.85
2010	510	2,268,046	$24.11
2011	443	1,928,460	$24.38
2012	422	1,798,846	$24.59
2013	256	1,147,879	$25.78
2014	227	772,021	$29.39
2015	198	685,609	$30.85
2016	224	687,733	$36.68
2017	247	806,036	$31.89
2018 and Thereafter	83	304,623	$24.40

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of June 30, 2007

(Sorted by percentage of total Simon Group base minimum rent)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Phillips—Van Heusen Corporation	171	810	0.4%	0.8%
Jones Retail Corporation	151	509	0.3%	0.5%
The Gap, Inc.	75	681	0.3%	0.4%
Adidas Promotional Retail Operations, Inc.	54	446	0.2%	0.4%
Nike Retail Services, Inc.	58	520	0.3%	0.4%
The William Carter Company, Inc.	66	319	0.2%	0.3%
LCI Holdings, Inc.	58	402	0.2%	0.3%
Brown Group Retail, Inc.	62	271	0.1%	0.3%
Tommy Hilfiger Retail Operations, Inc.	41	261	0.1%	0.3%
VF Outlet	60	370	0.2%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

				Legal	Total Gross
	Property Name	State	City (CBSA)	Ownership	Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo	100.0%	454,091
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	287,936
3.	Desert Hills Premium Outlets	CA	Cabazon (Riverside)	100.0%	498,838
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,328
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,305
6.	Napa Premium Outlets	CA	Napa	100.0%	179,348
7.	Petaluma Village Premium Outlets	CA	Petaluma (Santa Rosa)	100.0%	195,982
8.	Vacaville Premium Outlets	CA	Vacaville	100.0%	442,041
9.	Clinton Crossing Premium Outlets	CT	Clinton (Hartford)	100.0%	276,163
10.	Orlando Premium Outlets	FL	Orlando	100.0%	435,695
11.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,489
12.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
13.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
14.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
15.	Edinburgh Premium Outlets	IN	Edinburgh (Columbus)	100.0%	377,717
16.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,314
17.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	615,713
18.	Kittery Premium Outlets	ME	Kittery (Portland)	100.0%	262,420
19.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,534
20.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,435
21.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	439,445
22.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	173,067
23.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,775
24.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	477,002
25.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
26.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,577
27.	Woodbury Common Premium Outlets	NY	Central Valley	100.0%	844,131
28.	Aurora Farms Premium Outlets	OH	Aurora (Akron)	100.0%	300,218
29.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,815
30.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,774
31.	Allen Premium Outlets	TX	Allen (Dallas-Ft. Worth)	100.0%	441,492
32.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	403,207
33.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	431,621
34.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	463,288
35.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	402,668
36.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585
	Total U.S. Premium Outlet Centers GLA				14,061,395

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information(1)
As of June 30, 2007

	As of or for the
	Six Months Ended
	June 30,
	2007	2006
Total Number of Community/Lifestyle Centers	68	70
Total Community/Lifestyle Center GLA (in millions of square feet)	19.2	19.1
Occupancy(2)
Consolidated Assets	91.2%	86.9%
Unconsolidated Assets	96.7%	96.2%
Total Portfolio	92.9%	89.7%
Average rent per square foot(2)
Consolidated Assets	$12.18	$11.92
Unconsolidated Assets	$11.74	$11.08
Total Portfolio	$12.03	$11.65

Average Base Rent Per Square Foot(2)	Total Center	% Change
6/30/07	$12.03	3.3%
6/30/06	11.65
12/31/06	11.82	3.6%
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%
12/31/03	10.59	4.6%
12/31/02	10.12	3.0%

Leasing Activity During the Period(2):

	Average Base Rent(3)		Amount of Change
	Lease Signings	Store Closings/ Lease Expirations	(Referred to as “Leasing Spread”)
2007 (YTD)	$17.50	$13.96	$3.54	25.4%
2006	12.47	10.49	1.98	18.9%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%

(1)          Does not include the 3 community centers from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)          For all owned gross leasable area.

(3)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)(2)
As of June 30, 2007

			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 6/30/07
Mall Stores & Freestanding
Month to Month Leases	57	122,307	$15.49
2007 (7/1-12/31)	44	148,835	$16.33
2008	243	729,114	$14.86
2009	175	531,455	$15.52
2010	220	714,910	$18.50
2011	202	695,419	$18.52
2012	93	380,515	$16.86
2013	21	115,121	$16.04
2014	29	170,066	$18.86
2015	55	274,159	$21.05
2016	42	189,523	$19.56
2017	25	98,708	$23.51
2018 and Thereafter	51	212,662	$23.89
Specialty Leasing Agreements w/ terms in excess of 12 months	9	42,573	$5.31
Anchor Tenants
Month to Month Leases	3	68,732	$7.70
2007 (7/1-12/31)	5	196,226	$5.89
2008	17	444,965	$9.24
2009	25	859,447	$7.16
2010	31	920,017	$11.80
2011	22	900,299	$6.98
2012	16	526,387	$8.79
2013	15	463,039	$7.70
2014	12	464,768	$9.58
2015	19	681,271	$10.51
2016	24	800,772	$9.99
2017	19	801,001	$9.12
2018 and Thereafter	33	1,487,787	$11.28
Specialty Leasing Agreements w/ terms in excess of 12 months	4	156,999	$0.82

(1)          Does not include the 3 community centers from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants(1)
As of June 30, 2007

(Sorted by percentage of total Simon Group square footage)(2)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Target Corporation	11	1,382	0.7%	0.0%
Wal-Mart Stores, Inc.	9	1,009	0.5%	0.0%
Kohl’s Department Stores, Inc.	10	913	0.5%	0.2%
Best Buy Company, Inc.	18	738	0.4%	0.3%
Schottenstein Stores Corp.	14	674	0.3%	0.1%
TJX Companies, Inc.	21	665	0.3%	0.2%
Burlington Coat Factory	7	441	0.2%	0.1%
Bed Bath & Beyond, Inc.	13	398	0.2%	0.1%
Dick’s Sporting Goods, Inc.	7	344	0.2%	0.1%
Office Max, Inc.	13	336	0.2%	0.1%

(1)          Does not include the 3 community centers from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (CBSA)	Ownership		Anchor	Freestanding	Total
1.	Plaza at Buckland Hills, The	CT	Manchester (Hartford)	35.0	%(3)	252,179	82,214	334,393
2.	Gaitway Plaza	FL	Ocala	23.3	%(3)	123,027	85,713	208,740
3.	Highland Lakes Center	FL	Orlando	100.0%		352,405	140,871	493,276
4.	Indian River Commons	FL	Vero Beach	50.0%		233,358	19,396	252,754
5.	Royal Eagle Plaza	FL	Coral Springs (Miami-Ft. Lauderale)	35.0	%(3)	124,479	77,624	202,103
6.	Terrace at the Florida Mall	FL	Orlando	100.0%		289,252	42,731	331,983
7.	Waterford Lakes Town Center	FL	Orlando	100.0%		622,244	329,446	951,690
8.	West Town Corners	FL	Altamonte Springs (Orlando)	23.3	%(3)	263,782	121,477	385,259
9.	Westland Park Plaza	FL	Orange Park (Jacksonville)	23.3	%(3)	123,548	39,606	163,154
10.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		341,503	99,109	440,612
11.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		467,513	162,846	630,359
12.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		327,418	76,338	403,756
13.	Crystal Court	IL	Crystal Lake (Chicago)	35.0	%(3)	201,993	76,977	278,970
14.	Forest Plaza	IL	Rockford	100.0%		324,794	100,584	425,378
15.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		170,789	44,673	215,462
16.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		261,856	109,396	371,252
17.	Lincoln Crossing	IL	O’Fallon (St. Louis)	100.0%		229,820	13,446	243,266
18.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		230,885	40,070	270,955
19.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		190,323	114,747	305,070
20.	White Oaks Plaza	IL	Springfield	100.0%		275,703	115,723	391,426
21.	Willow Knolls Court	IL	Peoria	35.0	%(3)	341,328	41,049	382,377
22.	Brightwood Plaza	IN	Indianapolis	100.0%		20,450	18,043	38,493
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		161,281	337,751	499,032
24.	Eastland Convenience Center	IN	Evansville	50.0%		161,849	13,790	175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		134,141	21,178	155,319
26.	Griffith Park Plaza	IN	Griffith (Chicago)	100.0%		175,595	88,455	264,050
27.	Keystone Shoppes	IN	Indianapolis	100.0%		0	29,140	29,140
28.	Markland Plaza	IN	Kokomo	100.0%		49,051	41,476	90,527
29.	Muncie Plaza	IN	Muncie	100.0%		271,626	27,195	298,821
30.	New Castle Plaza	IN	New Castle	100.0%		24,912	66,736	91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		136,404	71,841	208,245
32.	Teal Plaza	IN	Lafayette	100.0%		98,337	2,750	101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		85,811	4,711	90,522
34.	University Center	IN	Mishawaka (South Bend)	100.0%		104,347	46,177	150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(3)	414,593	134,956	549,549
36.	Washington Plaza	IN	Indianapolis	100.0%		21,500	28,607	50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		182,161	71,459	253,620
38.	Park Plaza	KY	Hopkinsville	100.0%		82,398	32,526	114,924
39.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		286,306	108,690	394,996
40.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		235,642	51,831	287,473
41.	Ridgewood Court	MS	Jackson	35.0	%(3)	185,939	54,732	240,671
42.	Dare Centre	NC	Kill Devil Hills	100.0%		127,172	41,391	168,563
43.	MacGregor Village	NC	Cary (Raleigh)	100.0%		0	144,119	144,119
44.	North Ridge Shopping Center	NC	Raleigh	100.0%		43,247	123,308	166,555
45.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		99,556	49,355	148,911
46.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%		407,501	51,316	458,817
47.	Cobblestone Court	NY	Victor (Rochester)	35.0	%(3)	206,680	58,781	265,461

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (CBSA)	Ownership		Anchor	Freestanding	Total
48.	Boardman Plaza	OH	Youngstown	100.0%		408,007	198,231	606,238
49.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		159,194	4,910	164,104
50.	Lima Center	OH	Lima	100.0%		189,584	47,294	236,878
51.	Eastland Plaza	OK	Tulsa	100.0%		152,451	33,623	186,074
52.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	81,368	20,374	101,742
53.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	72,683	34,690	107,373
54.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	63.2	%(4)	251,224	16,007	267,231
55.	Whitehall Mall	PA	Whitehall	38.0	%(4)	493,475	94,609	588,084
56.	Charles Towne Square	SC	Charleston	100.0%		71,794	0	71,794
57.	Empire East(2)	SD	Sioux Falls	50.0%		275,089	22,189	297,278
58.	Knoxville Commons	TN	Knoxville	100.0%		171,563	8,900	180,463
59.	Arboretum at Great Hills	TX	Austin	100.0%		35,773	167,446	203,219
60.	Gateway Shopping Centers	TX	Austin	95.0%		396,494	115,781	512,275
61.	Ingram Plaza	TX	San Antonio	100.0%		52,231	59,287	111,518
62.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		307,966	79,497	387,463
63.	Shops at Arbor Walk, The	TX	Austin	100.0%		181,857	231,652	413,509
64.	Shops at North East Mall, The	TX	Hurst (Dallas-Ft. Worth)	100.0%		265,595	99,148	364,743
65.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		395,071	218,908	613,979
66.	Chesapeake Center	VA	Chesapeake (Virginia Beach-Norfolk)	100.0%		213,651	92,284	305,935
67.	Fairfax Court	VA	Fairfax (Washington, D.C.)	26.3	%(3)	169,043	80,615	249,658
68.	Martinsville Plaza	VA	Martinsville	100.0%		88,470	13,635	102,105
	Total Community/Lifestyle Center GLA					13,897,281	5,293,430	19,190,711

FOOTNOTES:

(1)              Does not include the 3 community centers from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)              This Property is managed by a third party.

(3)              Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)              The Operating Partnership’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
International Operational Information(1)
As of June 30, 2007

	As of or for the Six Months Ended June 30,
	2007	2006
International Premium Outlets (Japan)
Total Number of Premium Outlets	5	5
Total GLA (in millions of square feet)	1.4	1.4
Occupancy	100%	100%
Comparable sales per square foot	¥91,101	¥88,752
Average base rent per square foot	¥4,654	¥4,645
European Shopping Centers
Total Number of Shopping Centers	53	52
Total GLA (in millions of square feet)	12.2	11.8
Occupancy	97.1%	97.1%
Comparable sales per square foot	€399	€378
Average rent per square foot	€26.65	€26.01

(1)          Does not include Premium Outlets Punta Norte in Mexico and Yeoju Premium Outlets in South Korea.

SIMON PROPERTY GROUP
International Property Listing

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		132,400	408,900	541,300
2.	Bay 1	Torcy (Paris)	50.0%		—	336,300	336,300
3.	Bel’Est	Bagnolet (Paris)	17.5%		150,700	63,000	213,700
4.	Villabé A6	Villabé (Paris)	7.5%		102,300	104,500	206,800
5.	Wasquehal	Wasquehal (Lille)	50.0%		129,200	105,300	234,500
	Subtotal France				514,600	1,018,000	1,532,600
	ITALY
	Ancona:
6.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
7.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
8.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
9.	Porto Sant’Elpidio	Porto Sant’Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
10.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
11.	Modugno	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
12.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
13.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
14.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
15.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
16.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
17.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
18.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
19.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
20.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
21.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	163,800	120,100	283,900
22.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
23.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
24.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
25.	Giugliano	Giugliano (Napoli)	49.0	%(6)	130,000	624,500	754,500
26.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
27.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
	Olbia:
28.	Olbia	Olbia	49.0	%(3)	49,000	48,800	97,800
	Padova:
29.	Padova	Padova	49.0%		73,300	32,500	105,800

SIMON PROPERTY GROUP
International Property Listing

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	Palermo:
30.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
31.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
32.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
33.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
34.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
35.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
36.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
	Sassari:
37.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
38.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
39.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
40.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
41.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
42.	Torino	Torino	49.0%		105,100	66,700	171,800
43.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
44.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
45.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
46.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500
	Subtotal Italy				3,557,400	4,044,300	7,601,700
	POLAND
47.	Arkadia Shopping Center	Warsaw	50.0%		202,100	902,200	1,104,300
48.	Borek Shopping Center(7)	Wroclaw	50.0%		119,900	129,300	249,200
49.	Dabrowka Shopping Center(7)	Katowice	50.0%		121,000	172,900	293,900
50.	Arena Shopping Center(7)	Gliwice	50.0%		140,700	239,000	379,700
51.	Turzyn Shopping Center(7)	Szczecin	50.0%		87,200	121,900	209,100
52.	Wilenska Station Shopping Center	Warsaw	50.0%		92,700	215,900	308,600
53.	Zakopianka Shopping Center(7)	Krakow	50.0%		120,200	425,400	545,600
	Subtotal Poland				883,800	2,206,600	3,090,400
	JAPAN
54.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	385,500	385,500
55.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	320,600	320,600
56.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	316,500	316,500
57.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	228,800	228,800
58.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	187,000	187,000
	Subtotal Japan				—	1,438,400	1,438,400

SIMON PROPERTY GROUP
International Property Listing

			SPG	Gross Leasable Area(1)
			Effective	Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)	Anchor(4)	Freestanding	Total
	MEXICO
59.	Premium Outlets Punta Norte	Mexico City	50.0%	—	231,900	231,900
	Subtotal Mexico			—	231,900	231,900
	SOUTH KOREA
60.	Yeoju Premium Outlets	Seoul	50.0%	—	249,500	249,500
	Subtotal South Korea			—	249,500	249,500
	TOTAL INTERNATIONAL ASSETS			4,955,800	9,188,700	14,144,500

FOOTNOTES:

(1)        All gross leasable area listed in square feet.

(2)        This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)        This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)        Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)        We own our interest in the assets in France and Poland through our shareholdings in Simon Ivanhoe S.a.r.l. Our interest in the Italian assets is owned through Gallerie Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5 and our interest in South Korea through Shinsegae Chelsea Co., Ltd.

(6)        On April 4, 2007, Gallerie Commerciali Italia (the Italian joint venture in which the Company owns a 49% interest) acquired the remaining 60% interest in the shopping gallery at this center, which consists of 177,600 sf of leasable area. The Company owns a 19.6% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

(7)        On July 4, 2007, the Company’s Simon Ivanhoe joint venture sold five assets in Poland.

SIMON PROPERTY GROUP
Mills Property Listing

				Total Gross
	Property Name	State	City (CBSA)	Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	1,228,770
2.	Arundel Mills	MD	Hanover (Baltimore)	1,283,074
3.	Cincinnati Mills	OH	Cincinnati	1,442,399
4.	Colorado Mills	CO	Lakewood (Denver)	1,097,466
5.	Concord Mills	NC	Concord (Charlotte)	1,288,901
6.	Discover Mills	GA	Lawrenceville (Atlanta)	1,191,924
7.	Franklin Mills	PA	Philadelphia	1,722,954
8.	Grapevine Mills	TX	Grapevine (Dallas-Ft. Worth)	1,619,900
9.	Great Mall of the Bay Area	CA	Milpitas (Silicon Valley)	1,284,629
10.	Gurnee Mills	IL	Gurnee (Chicago)	1,817,042
11.	Katy Mills	TX	Katy (Houston)	1,245,070
12.	Ontario Mills	CA	Ontario (Los Angeles)	1,488,466
13.	Opry Mills	TN	Nashville	1,153,588
14.	Potomac Mills	VA	Prince William (Washington, D.C.)	1,418,085
15.	Sawgrass Mills	FL	Sunrise (Ft. Lauderdale)	2,285,479
16.	St. Louis Mills	MO	Hazelwood (St. Louis)	1,085,393
17.	The Block at Orange	CA	Orange (Los Angeles)	702,721
	Subtotal The Mills®			23,355,861
	Regional Malls
18.	Briarwood Mall	MI	Ann Arbor	1,013,591
19.	Broward Mall	FL	Plantation (Ft. Lauderdale)	994,838
20.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	2,370,027
21.	Dover Mall	DE	Dover (Wilmington)	886,881
22.	Galleria at White Plains	NY	White Plains	871,544
23.	Gwinnett Place(1)	GA	Duluth (Atlanta)	1,277,789
24.	Hilltop Mall	CA	Richmond	1,129,679
25.	Lakeforest Mall	MD	Gaithersburg	1,069,119
26.	Marley Station	MD	Glen Burnie	1,066,897
27.	Meadwood Mall	NV	Reno	887,550
28.	Northpark Mall	MS	Ridgeland (Jackson)	958,320
29.	Riverside Square	NJ	Hackensack	764,950
30.	Southdale Center	MN	Edina (Minneapolis)	1,336,725
31.	Southridge Mall	WI	Greendale (Milwaukee)	1,227,007
32.	Stoneridge Mall	CA	Pleasanton	1,301,027
33.	The Esplanade	LA	Kenner (New Orleans)	901,213
34.	The Falls	FL	Miami	812,741
35.	Town Center at Cobb(1)	GA	Kennesaw (Atlanta)	1,272,463
36.	Tuttle Crossing	OH	Dublin (Columbus)	1,127,897
37.	Westland Mall	FL	Hialeah (Miami)	833,795
	Subtotal Regional Malls			22,104,053
	Community Centers
38.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	101,613
39.	Concord Mills Marketplace	NC	Concord (Charlotte)	230,683
40.	Liberty Plaza	PA	Philadelphia	371,467
	Subtotal Community Centers			703,763
	Total Mills Properties			46,163,677

(1)   Prior to the closing of the tender offer on March 29, 2007, the Company held a 50% interest in this asset.

SIMON PROPERTY GROUP
Capital Expenditures in the U.S. Portfolio(1)
For the Six Months Ended June 30, 2007
(In thousands)

		Unconsolidated Entities
			Simon
	Consolidated		Group’s
	Properties	Total	Share
New development projects	$228,306	$69,880	$30,699
Redevelopment projects with incremental GLA and/or Anchor Replacement	151,924	76,660	29,090
Renovations with no incremental GLA	8,828	—	—
Tenant allowances:
Retail	43,666	14,279	5,571
Office	11,721	—	—
Operational capital expenditures at properties:
CAM expenditures(2)	9,332	4,307	1,672
Non-CAM expenditures	6,289	6,892	3,100
Totals	$460,066	$172,018	$70,132
Plus (Less): Conversion from accrual to cash basis	$(47,451)	$(22,750)
Capital Expenditures for the Six Months Ended 6/30/07(3)	$412,615	$149,268
Capital Expenditures for the Six Months Ended 6/30/06(3)	$276,412	$195,852

(1)          Does not include the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)          Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)          Agrees with the line item “Capital expenditures” on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2007

								Construction-in-Progress
		The Company’s		Projected	Projected	The Company’s	Stabilized		Unconsolidated Entities
		Ownership	Projected	Gross Cost(3)	Net Cost	Share of	Rate of	Consolidated		The Company’s
Property/ Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
New Development Projects:
Hamilton Town Center Noblesville (Indianapolis), IN	950,000 square foot center with a town center component anchored by Hamilton 16 Theatre (with IMAX), Borders Books & Music, Dick’s Sporting Goods and Old Navy and community center components anchored by JCPenney, Bed Bath & Beyond, DSW and Ulta	50%	5/08	$ 126	$ 118	$ 59	10%	—	$ 25.6	$ 12.8
Houston Premium Outlets Houston, TX	433,000 square foot upscale outlet center	100%	5/08	$ 135	$ 96	$ 96	15%	$ 38.5	—	—
Palms Crossing McAllen, TX	396,000 square foot community center anchored by Beall’s, DSW, Barnes & Noble, Babies “R” Us, Sports Authority, Ulta, Guitar Center and Cavendar’s Boot City	100%	11/07	$ 76	$ 65	$ 65	8%	$ 34.2	—	—
Philadelphia Premium Outlets Limerick, PA	425,000 square foot upscale outlet center	100%	11/07	$ 119	$ 119	$ 119	12%	$ 80.4	—	—
Pier Park Panama City Beach, FL	920,000 square foot hybrid community/lifestyle center anchored by Target, Dillard’s, JCPenney, Grand 16 Theatre, Borders Books & Music, Old Navy, Ron Jon Surf Shop, The Fresh Market and Jimmy Buffett’s Margaritaville	100%	10/06 (Target) 5/07 (Theater) 3/08 (All other)	$ 155	$ 127	$ 127	9%	$ 64.6	—	—
Significant Redevelopment Projects with Incremental GLA
Aventura Mall N. Miami Beach, FL	Addition of Nordstrom in former Lord & Taylor building; addition of small shops and parking deck	33%	3/08	$ 124	$ 124	$ 41	8%	—	$ 17.2	$ 5.7
Burlington Mall Burlington (Boston), MA	Acquisition of former Filene’s building and addition of Nordstrom and small shops; Crate & Barrel relocation	100%	8/07 (Crate & Barrel) 3/08 (Nordstrom & shops)	$ 78	$ 78	$ 78	11%	$ 53.1	—	—
Castleton Square Indianapolis, IN	Acquisition of former L.S. Ayres building and addition of lifestyle component with AMC Theatres and Borders	100%	11/07	$ 42	$ 42	$ 42	8%	$ 15.9	—	—
Greenwood Park Mall Greenwood (Indianapolis), IN	Acquisition of former L.S. Ayres building and addition of lifestyle component with Barnes & Noble and small shops, The Cheesecake Factory, Stir Crazy, and B.J.’s Brewhouse	100%	11/07	$ 42	$ 42	$ 42	7%	$ 16.0	—	—
Las Vegas Premium Outlets —Phase II Las Vegas, NV	104,000 square foot expansion of upscale outlet center, including the addition of two five-level parking garages	100%	12/07	$ 59	$ 56	$ 56	13%	$ 31.1	—	—
Lehigh Valley Mall Whitehall, PA	Addition of a lifestyle component consisting of Barnes & Noble, Pottery Barn, Williams-Sonoma, Bonefish Grill and Bravo; includes renovation and addition of outlots	38%	10/07	$ 45	$ 44	$ 16	9%	—	$ 24.3	$ 9.1
Lenox Square Atlanta, GA	Neiman Marcus expansion; addition of second level of small shops and renovation of the atrium area	100%	7/07 (Neiman expan) 10/07 (small shops)	$ 53	$ 46	$ 46	8%	$ 32.8	—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2007

Construction-in-Progress
		The Company’s		Projected	Projected	The Company’s	Stabilized		Unconsolidated Entities
		Ownership	Projected	Gross Cost(3)	Net Cost	Share of	Rate of	Consolidated		The Company’s
Property/ Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
Significant Redevelopment Projects with Incremental GLA

Northgate Mall Seattle, WA	Addition of Barnes & Noble, Panera Bread, Macaroni Grill, Stanford’s Steak House and Gene Juarez Spa in a lifestyle component; creation of two outparcels	100%	9/07	$49	$44	$44	8%	$40.5	—	—
Northshore Mall Peabody (Boston), MA	Addition of Nordstrom and small shops, The Cheesecake Factory, P.F. Chang’s, and mall renovation	49%	11/07 (Cheesecake) 6/08 (P.F. Chang’s) 11/08 (shops/renov) 4/09 (Nordstrom)	$113	$113	$55	7%	—	$2.0	$1.0
Orlando Premium Outlets—Phase II Orlando, FL	144,000 square foot expansion of upscale outlet center, including the addition of a four-level parking garage	100%	11/08	$69	$69	$69	15%	$25.2	—	—
Rio Grande Valley Premium Outlets —Phase II Mercedes, TX	144,000 square foot expansion of upscale outlet center	100%	Spring 2008	$27	$23	$23	18%	$0.4	—	—
Ross Park Mall Pittsburgh, PA	Addition of Nordstrom and small shops	100%	10/08	$32	$25	$25	8%	$3.6	—	—
St. Johns Town Center—Phase II Jacksonville, FL	192,000 square foot upscale expansion including the addition of a restaurant cluster with Mitchell’s Fish Market, J. Alexanders, Cantina Laredo and The Capital Grille	50%	10/07	$79	$76	$38	10%	—	$42.1	$21.0
Tacoma Mall Tacoma (Seattle), WA	Relocation of Nordstrom and two-phase lifestyle addition	100%	5/08 (Phase I) 2009 (Nordstrom & Phase II)	$77	$77	$77	8%	$4.0	—	—
Town Center at Boca Raton Boca Raton, FL	Lifestyle addition anchored by Crate & Barrel	100%	11/07	$70	$64	$64	79%	$20.9	—	—
University Park Mall Mishawaka (South Bend), IN	Demolition of former Marshall Field’s and replacement with lifestyle addition including Barnes & Noble, Ulta, Granite City Food & Brewery, Bar Louie and ParadiseCafé	100%	6/08	$45	$45	$45	6%	$8.8	—	—
Other Redevelopment Projects with Incremental GLA
College Mall Bloomington, IN	Addition of food court and Dress Barn	100%	11/07
Lakeline Mall Austin, TX	Reconfiguration of center court, add or expand tenant spaces	100%	12/07
Livingston Mall Livingston, NJ	Addition of Barnes & Noble, expansion of Modell’s and food court addition	100%	8/08
Richardson Square Richardson, TX	Redevelopment of existing mall into community center with the addition of Lowe’s Home Improvement	100%	5/08
Summit Mall Akron, OH	Addition of lifestyle component	100%	4/08
	Subtotal Other Redevelopment Projects with Incremental GLA			$64	$64	$64	7%	$8.4	—	—
Renovations
The Forum Shops at Caesars Las Vegas, NV	Mall renovation	100%	12/07
Rockaway Townsquare Rockaway (New York), NY	Mall renovation	100%	7/08
St. Charles Towne Center Waldorf (Washington, D.C.), MD	Mall renovation	100%	2/08
	Subtotal Renovations			$49	$49	$49	3%	$5.0	—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2007

								Construction-in-Progress
		The Company’s		Projected	Projected	The Company’s	Stabilized		Unconsolidated Entities
		Ownership	Projected	Gross Cost(3)	Net Cost	Share of	Rate of	Consolidated		The Company’s
Property/ Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
Anchor/Big Box/Theater Activity
Anderson Mall	Addition of Dillard’s and expansion of Belk	100%	10/08
Anderson, SC
Crystal Mall Waterford, CT	Addition of Bed Bath & Beyond and Christmas Tree Shop	75%	5/08
Firewheel Town Center	Addition of Dick’s Sporting Goods	100%	5/08
Garland, TX
Montgomery Mall	Addition of Dick’s Sporting Goods	54%	4/08
North Wales (Philadelphia), PA
North East Mall Hurst, TX	Addition of Dick’s Sporting Goods	100%	11/07
Northgate Mall	Addition of Bed Bath & Beyond and DSW	100%	12/07
Seattle, WA
Northshore Mall Peabody (Boston), MA	Expansion of Filene’s Basement	49%	11/07
West Ridge Mall Topeka, KS	Addition of Burlington Coat Factory	100%	10/07
Woodland Hills Mall	Addition of The Cheesecake Factory	95%	8/07
Tulsa, OK
	Subtotal Anchor/Big Box/Theater Activity			$ 82	$ 70	$ 60	9%	$ 31.7	$ 5.7	$ 4.8
Asset Intensification
Castleton Square	Self-storage	50%	10/07
Indianapolis, IN
Firewheel Town Center	Residential	50%	7/07
Garland, TX
Ingram Park Mall	Self-storage	50%	12/07
San Antonio, TX
Rolling Oaks Mall	Self-storage	50%	12/07
San Antonio, TX
Village at SouthPark, The Charlotte, NC	Residential	40%	7/07
	Subtotal Asset Intensification			$ 109	$ 102	$ 39	8%	—	$ 66.8	$ 28.6
Miscellaneous								$ 21.9	$ 46.5	$ 12.6
Total Construction in Progress(4)								$ 537.0	$ 230.2	$ 95.6
Land Held for Development								$ 67.9	$ 380.7	$ 161.0

(1)                 Does not include the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)                 Cost and return are based upon current budget assumptions. Actual results may vary.

(3)                 Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(4)                 Does not include the Company’s international properties.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of June 30, 2007

			The Company’s
			Ownership		Projected
Shopping center/			Percentage		Net Cost*
Location (Metropolitan area)	Project Description	Anchors/ Major Tenants	of Project	Opening	(in millions)
New Development Projects:
Europe:
Argine—Napoli, Italy	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	December 2008		€ 64
Cinisello—Milano, Italy	400,000 square foot center anchored by a hypermarket with approximately 100 shops	Auchan	49.0%	September 2007		€ 129
Nola—Napoli, Italy	1.0 million square foot center including a hypermarket and department store	Auchan, Coin, Holiday Inn, Media World	22.1%	November 2007		€ 165	(1)
Porta di Roma—Roma, Italy	1.3 million square foot center including a hypermarket, department store and do-it-yourself centers	Auchan, Leroy Merlin, UGC Theatres, Ikea (opened 6/05), Media World, Decathlon	19.6%	July 2007		€ 235
Asia:
Changshu, China	470,000 square foot center anchored by a hypermarket with approximately 140 shops	Wal-Mart, Forever 21, Sephora, Starbucks, Vero Moda, Sport 100	32.5%	March 2008	CNY	527
Hangzhou, China	300,000 square foot center anchored by a hypermarket with approximately 85 shops	Wal-Mart, Forever 21, Sephora, Vero Moda	32.5%	Winter (Q4) 2008	CNY	452
Kobe Sanda Premium Outlets—Kobe, Japan	195,000 square foot upscale outlet center	Banana Republic, Coach, GAP, Gucci, Hugo Boss, Lora Piana, Salvatore Ferragamo	40.0%	July 2007	JPY	5,900
Suzhou, China	750,000 square foot center anchored by a hypermarket and theater with approximately 200 shops	Wal-Mart, Golden Harvest Cinemas, Forever 21, C&A, Sephora, Starbucks, Vero Moda, Sport 100	32.5%	Fall (Q3) 2009	CNY	903
Zhengzhou, China	440,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart, China Film Cinemas, Forever 21, Sephora, Vero Moda, Sport 100	32.5%	Winter (Q4) 2008	CNY	515
Redevelopment Projects:
Gotemba Premium Outlets—Gotemba, Japan	95,000 square foot phase III expansion of upscale outlet center		40.0%	April 2008	JPY	6,096
Tosu Premium Outlets—Fukuoka, Japan	53,000 square foot phase II expansion of upscale outlet center		40.0%	December 2007	JPY	2,800
Other projects (1 leasehold development, 1 leasehold extension)						€ 1

*                      Cost is based upon current budget assumptions. Actual results may vary.

(1)              The Company is not obligated to fund its share of €22 million increase in project costs from €143 million to €165 million.

SIMON PROPERTY GROUP
The Company’s Share of Total Debt Amortization and Maturities by Year
As of June 30, 2007
(In thousands)

	The Company’s	The Company’s	The Company’s
	Share of	Share of	Share of
	Secured	Unsecured	Unconsolidated	The Company’s
	Consolidated	Consolidated	Joint Venture	Share of Total
Year	Debt	Debt	Debt	Debt
2007	301,551	1,055,000	117,348	1,473,899
2008	456,867	350,000	765,349	1,572,216
2009	742,683	900,000	516,969	2,159,652
2010	885,818	1,100,000	788,020	2,773,838
2011	520,951	2,402,013	610,445	3,533,409
2012	651,929	1,450,000	826,002	2,927,931
2013	199,750	425,000	321,088	945,838
2014	399,206	700,000	583,553	1,682,759
2015	1,697	1,200,000	433,052	1,634,749
2016	40,417	1,300,000	587,327	1,927,744
2017	319,403	500,000	600,153	1,419,556
Thereafter	22,044	200,000	10,525	232,569
Face Amounts of Indebtedness	$4,542,316	$11,582,013	$6,159,831	$22,284,160
Premiums (Discounts) on Indebtedness, Net	32,211	17,710	28,560	78,481
Fair Value of Interest Rate Swaps Agreements	—	(8,629)	—	(8,629)
The Company’s Share of Total Indebtedness	$4,574,527	$11,591,094	$6,188,391	$22,354,012

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant (1)	Required	Actual		Compliance
Total Debt to Total Assets	≤65%	48%		Yes
Total Secured Debt to Total Assets	≤50%	23%		Yes
Fixed Charge Coverage Ratio	>1.5X	2.5	X	Yes
Total Unencumbered Assets to Unsecured Debt	>125%	217%		Yes

(1)          Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to the Company’s senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of June 30, 2007
(In thousands)

	Total Indebtedness	The Company’s Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$ 4,557,297	$ 4,285,247	6.20%	4.3
Floating Rate Debt (Hedged)(1)	94,799	94,799	6.22%	1.9
Floating Rate Debt	162,270	162,270	5.85%	2.2
Total Mortgage Debt	4,814,366	4,542,316	6.19%	4.1
Unsecured Debt
Fixed Rate	10,330,000	10,330,000	5.86%	5.2
Floating Rate Debt	300,000	300,000	5.39%	1.6
	10,630,000	10,630,000	5.79%	5.1
Revolving Corporate Credit Facility	636,000	636,000	5.70%	3.5
Revolving Credit Facility—Yen Currency	14,164	14,164	1.02%	3.5
Revolving Credit Facility—Euro Currency	301,849	301,849	4.49%	3.5
	952,013	952,013	5.24%	3.5
Total Unsecured Debt	11,582,013	11,582,013	5.79%	5.0
Premium	77,442	76,268
Discount	(26,347)	(26,347)
Fair Value Interest Rate Swaps	(8,629)	(8,629)
Consolidated Mortgages and Other Indebtedness(2)	$ 16,438,845	$ 16,165,621	5.91%	4.7
Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$ 11,900,955	$ 4,817,949	5.84%	6.0
Floating Rate Debt (Hedged)(1)	199,189	81,946	6.03%	2.0
Floating Rate Debt	2,534,104	840,936	6.22%	1.7
Total Mortgage Debt	14,634,248	5,740,831	5.96%	5.3
Unsecured Fixed Rate Debt	100,000	50,000	7.80%	1.7
Unsecured Floating Rate Debt	738,000	369,000	4.76%	1.5
Total Unsecured Debt	838,000	419,000	6.21%	4.3
Premium	(1,147)	(564)
Discount	58,246	29,124
Joint Venture Mortgages and Other Indebtedness	$ 15,529,347	$ 6,188,391	5.96%	5.3
The Company’s Share of Total Indebtedness		$ 22,354,012	5.89%	4.9
Summary of the Company’s share of Fixed and Variable Rate Debt
Consolidated
Fixed	90.7%	14,665,168	5.96%	4.9
Variable	9.3%	1,500,453	5.40%	3.2
	100.0%	16,165,621	5.91%	4.7
Joint Venture
Fixed	78.3%	4,846,509	5.86%	6.0
Variable	21.7%	1,341,882	6.31%	2.7
	100.0%	$ 6,188,391	5.96%	5.3
Total Debt		22,354,012
Total Fixed Debt	87.3%	19,511,677	5.89%	5.1
Total Variable Debt	12.7%	2,842,335	5.89%	2.9

(1)             These debt obligations are hedged by interest rate cap agreements.

(2)             Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2007
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company’s Share of Indebtedness
Consolidated Indebtedness:
Copley Place		08/01/07		7.44%	Fixed	Secured	169,331	166,193
Simon Property Group, LP (Medium Term Notes)		09/20/07		7.13%	Fixed	Unsecured	180,000	180,000
University Park Mall		10/01/07		7.43%	Fixed	Secured	56,451	56,451
CPG Partners, LP (Sr. Notes)		10/21/07		7.25%	Fixed	Unsecured	125,000	125,000
Aventura Mall Credit Facility		10/27/07		6.32%	Variable	Secured	35,392	35,392
Simon Property Group, LP (Sr. Notes)		11/15/07		6.38%	Fixed	Unsecured	750,000	750,000
Bangor Mall		12/01/07		7.06%	Fixed	Secured	21,659	14,371
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Gilroy Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	63,292	63,292
Kittery Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	10,501	10,501
Lighthouse Place Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	43,673	43,673
Waterloo Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	35,176	35,176
Simon Property Group, LP (Sr. Notes)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(11)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured	31,139	31,139
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	31,806	31,806
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	10,603	10,603
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	26,639	26,639
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	54,778	54,778
Towne East Square—1		01/01/09		7.00%	Fixed	Secured	43,524	43,524
Towne East Square—2		01/01/09		6.81%	Fixed	Secured	22,108	22,108
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured	80,870	76,396
Simon Property Group, LP (Sr. Notes)		01/30/09	(16)	3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	67,660	63,936
CPG Partners, LP (Sr. Notes)		03/15/09		3.50%	Fixed	Unsecured	100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured	93,574	93,574
Plaza Carolina—Variable Capped	(2)	05/09/09		6.22%	Variable	Secured	94,799	94,799
Plaza Carolina—Variable Floating	(2)	05/09/09		6.22%	Variable	Secured	56,878	56,878
Simon Property Group, LP (Sr. Notes)		07/15/09		7.00%	Fixed	Unsecured	150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09		8.63%	Fixed	Unsecured	50,000	50,000
Bloomingdale Court	(8)	11/01/09		7.78%	Fixed	Secured	27,310	27,310
Forest Plaza	(8)	11/01/09		7.78%	Fixed	Secured	14,979	14,979
Lake View Plaza	(8)	11/01/09		7.78%	Fixed	Secured	19,911	19,911
Lakeline Plaza	(8)	11/01/09		7.78%	Fixed	Secured	21,831	21,831
Lincoln Crossing	(8)	11/01/09		7.78%	Fixed	Secured	3,014	3,014
Matteson Plaza	(8)	11/01/09		7.78%	Fixed	Secured	8,769	8,769
Muncie Plaza	(8)	11/01/09		7.78%	Fixed	Secured	7,582	7,582
Regency Plaza	(8)	11/01/09		7.78%	Fixed	Secured	4,110	4,110
St. Charles Towne Plaza	(8)	11/01/09		7.78%	Fixed	Secured	26,305	26,305
West Ridge Plaza	(8)	11/01/09		7.78%	Fixed	Secured	5,299	5,299
White Oaks Plaza	(8)	11/01/09		7.78%	Fixed	Secured	16,167	16,167

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2007
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		03/18/10	4.88%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10	4.60%	Fixed	Unsecured		400,000	400,000
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		189,962	189,962
SB Trolley Square Holding		08/01/10	9.03%	Fixed	Secured		28,255	28,255
Simon Property Group, LP (Sr. Notes)		08/15/10	4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10	8.00%	Fixed	Secured		85,127	82,760
Crystal River		11/11/10	7.63%	Fixed	Secured		15,239	15,239
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured		537,718	537,718
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured		51,761	41,409
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured		78,708	49,712
Revolving Credit Facility-USD	(2)	01/11/11	5.70%	Variable	Unsecured		636,000	636,000
Revolving Credit Facility—Yen Currency	(2)	01/11/11	1.02%	Variable	Unsecured	(17)	14,164	14,164
Revolving Credit Facility—Euro Currency	(2)	01/11/11	4.49%	Variable	Unsecured	(18)	301,849	301,849
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11	5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11	6.94%	Fixed	Secured		14,955	11,361
Ingram Park Mall	(7)	08/11/11	6.99%	Fixed	Secured		78,938	78,938
Knoxville Center	(7)	08/11/11	6.99%	Fixed	Secured		59,776	59,776
Northlake Mall	(7)	08/11/11	6.99%	Fixed	Secured		68,960	68,960
Towne West Square	(7)	08/11/11	6.99%	Fixed	Secured		51,672	51,672
Simon Property Group, LP (Sr. Notes)		09/01/11	5.60%	Fixed	Unsecured		600,000	600,000
Gateway Shopping Center		10/01/11	5.89%	Fixed	Secured		87,000	84,213
Tacoma Mall		10/01/11	7.00%	Fixed	Secured		125,797	125,797
Simon Property Group, LP (Sr. Notes)		03/01/12	5.00%	Fixed	Unsecured		600,000	600,000
Simon Property Group, LP (Sr. Notes)		05/01/12	5.75%	Fixed	Unsecured		400,000	400,000
Gwinnett Place		06/08/12	5.68%	Fixed	Secured		115,000	86,250
Town Center at Cobb		06/08/12	5.74%	Fixed	Secured		280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured		350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured		28,421	28,421
Century III Mall	(5)	10/10/12	6.20%	Fixed	Secured		83,896	83,896
Crossroads Mall		10/10/12	6.20%	Fixed	Secured		42,135	42,135
Forest Mall	(6)	10/10/12	6.20%	Fixed	Secured		16,873	16,873
Highland Lakes Center	(5)	10/10/12	6.20%	Fixed	Secured		15,553	15,553
Longview Mall	(5)	10/10/12	6.20%	Fixed	Secured		31,577	31,577
Markland Mall	(6)	10/10/12	6.20%	Fixed	Secured		22,341	22,341
Midland Park Mall	(6)	10/10/12	6.20%	Fixed	Secured		32,615	32,615
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured		52,176	52,176
Richmond Towne Square	(6)	10/10/12	6.20%	Fixed	Secured		45,812	45,812
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured		150,000	150,000
Factory Stores of America—Boaz	(10)	03/10/13	9.10%	Fixed	Secured		2,735	2,735

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2007
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company’s Share of Indebtedness
The Factory Shoppes at Branson Meadows	(10)	03/10/13	9.10%	Fixed	Secured	9,349	9,349
MacGregor Village	(10)	03/10/13	9.10%	Fixed	Secured	6,732	6,732
Factory Stores of America—Georgetown	(10)	03/10/13	9.10%	Fixed	Secured	6,480	6,480
Factory Stores of America— Graceville	(10)	03/10/13	9.10%	Fixed	Secured	1,925	1,925
Dare Centre	(10)	03/10/13	9.10%	Fixed	Secured	1,673	1,673
Factory Stores of America— Lebanon	(10)	03/10/13	9.10%	Fixed	Secured	1,618	1,618
Factory Stores of America— Nebraska City	(10)	03/10/13	9.10%	Fixed	Secured	1,519	1,519
North Ridge Shopping Center	(10)	03/10/13	9.10%	Fixed	Secured	8,222	8,222
Factory Stores of America— Story City	(10)	03/10/13	9.10%	Fixed	Secured	1,879	1,879
Carolina Premium Outlets—Smithfield	(10)	03/10/13	9.10%	Fixed	Secured	20,102	20,102
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	56,051	56,051
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	97,031	97,031
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	30,064	9,500
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	91,766	49,067
Boardman Plaza		07/01/14	5.94%	Fixed	Secured	23,598	23,598
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,693	30,693
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	72,205	54,154
Brunswick Square		08/11/14	5.65%	Fixed	Secured	85,120	85,120
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,246	1,634
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured	1,250	1,250
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	38,730
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2007
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured		200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		34,943	34,943
Total Consolidated Indebtedness at Face Value							16,396,379	16,124,329
Premium on Fixed-Rate Indebtedness							77,442	76,268
Discount on Fixed-Rate Indebtedness							(26,347)	(26,347)
Fair Value Interest Rate Swaps							(8,629)	(8,629)
Total Consolidated Indebtedness							16,438,845	16,165,621
Joint Venture Indebtedness
Coddingtown Mall		07/14/07	6.57%	Variable	Secured		10,500	10,500
Hamilton Town Center		07/31/07	6.32%	Variable	Secured		13,615	6,808
Opry Mills		10/10/07	6.56%	Variable	Secured		175,000	42,875
Del Amo		01/10/08	7.72%	Variable	Secured		320,488	80,122
Dover Mall & Commons	(4)	02/10/08	7.27%	Variable	Secured		83,756	41,878
The Esplanade	(4)	02/10/08	7.27%	Variable	Secured		75,136	37,568
Galleria at White Plains	(4)	02/10/08	7.27%	Variable	Secured		125,566	62,783
Northpark Mall—Mills	(4)	02/10/08	7.27%	Variable	Secured		105,543	52,771
Galleria Commerciali Italia— Cinisello		03/31/08	4.57%	Variable	Secured	(13)	71,756	35,160
Aventura Mall		04/06/08	6.61%	Fixed	Secured		200,000	66,667
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Great Mall of the Bay Area		09/01/08	4.80%	Fixed	Secured		175,000	41,843
Grapevine Mills		10/01/08	6.47%	Fixed	Secured		146,546	28,943
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		95,382	46,868
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		7,939	3,901
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		157,288	78,644
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
SouthPark Residential		10/31/08	6.72%	Variable	Secured		32,650	13,060
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		12,870	4,889
Grapevine Mills II		11/05/08	8.39%	Fixed	Secured		13,713	2,708
Ontario Mills		12/01/08	6.75%	Fixed	Secured		129,598	32,400
Galleria Commerciali Italia—Facility C		12/22/08	4.76%	Variable	Unsecured	(13)	185,961	91,121
Block at Orange		01/01/09	6.64%	Variable	Secured		135,000	8,134
Ontario Mills II		01/05/09	8.01%	Fixed	Secured		9,899	2,475
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Broward Mall		03/18/09	6.90%	Fixed	Secured		54,774	27,387
Trust Preferred Unsecured Securities		03/30/09	7.80%	Fixed	Unsecured		100,000	50,000
Shops at Sunset Place, The	(2)	05/09/09	6.07%	Variable	Secured		89,189	33,446
Firewheel Residential		06/20/09	7.17%	Variable	Secured		9,206	4,603
Seminole Towne Center	(2)	07/09/09	5.97%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09	6.07%	Variable	Secured		40,000	17,000
University Storage	(2)	07/31/09	7.37%	Variable	Secured		4,567	2,284
Castleton Storage	(2)	07/31/09	7.37%	Variable	Secured		1,454	727
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		37,955	18,650
Auburn Mall		09/10/09	7.99%	Fixed	Secured		44,435	21,834
Toki Premium Outlets		10/30/09	1.39%	Variable	Secured	(15)	19,551	7,820

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2007
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Briarwood Mall		11/01/09		4.48%	Fixed	Secured		194,522	48,630
The Falls		11/01/09		4.34%	Fixed	Secured		148,200	37,050
Meadowood Mall		11/01/09		6.25%	Variable	Secured		182,000	45,500
Stoneridge Shopping Center		11/01/09		6.27%	Variable	Secured		293,800	73,450
Colorado Mills		11/12/09		7.10%	Variable	Secured		170,000	33,057
Mall at Chestnut Hill		02/02/10		8.45%	Fixed	Secured		14,071	6,644
St. John’s Town Center Phase II		02/12/10		5.97%	Variable	Secured		34,500	17,250
Southdale Center		04/01/10		5.18%	Fixed	Secured		186,550	93,275
Cobblestone Court		04/16/10		6.32%	Fixed	Secured		2,700	1,350
Westchester, The		06/01/10		4.86%	Fixed	Secured		500,000	200,000
Arundel Mills		06/09/10		4.61%	Fixed	Secured		187,000	36,933
Lakeforest Mall		07/08/10		5.36%	Variable	Secured		141,050	35,263
Lehigh Valley Mall		08/09/10		5.88%	Variable	Secured		150,000	56,415
Arizona Mills		10/05/10		7.90%	Fixed	Secured		136,901	34,225
Net Leases I		10/10/10		7.96%	Fixed	Secured		26,325	13,163
Springfield Mall	(2)	12/01/10		6.42%	Variable	Secured		76,500	29,062
Florida Mall, The		12/10/10		7.55%	Fixed	Secured		252,442	126,221
Surprise Grand Vista		12/28/10	(19)	10.61%	Fixed	Secured		295,682	118,273
Westland Mall		02/01/11		4.95%	Fixed	Secured		58,513	29,256
Domain Residential	(2)	03/03/11		6.47%	Variable	Secured		27,274	13,637
Atrium at Chestnut Hill		03/11/11		6.89%	Fixed	Secured		45,683	22,447
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		92,813	45,606
Bay 1 (Torcy)		05/31/11		4.87%	Fixed	Secured	(14)	18,958	9,479
Bay 2 (Torcy)		06/30/11		4.87%	Fixed	Secured	(14)	70,721	35,361
Highland Mall		07/11/11		6.83%	Fixed	Secured		66,330	33,165
Villabe A6—Bel’Est		08/31/11		5.17%	Fixed	Secured	(14)	13,041	6,520
Wilenska Station Shopping Center		08/31/11		5.57%	Fixed	Secured	(14)	40,061	20,031
Fashion Centre Pentagon Retail		09/11/11		6.63%	Fixed	Secured		155,728	66,184
Discover Mills—1		12/11/11		7.32%	Fixed	Secured		23,700	1,684
Discover Mills—2		12/11/11		6.08%	Fixed	Secured		135,000	9,592
Galleria Commerciali Italia—Facility A		12/22/11		5.22%	Fixed	Secured	(13)	332,027	162,693
Galleria Commerciali Italia—Facility B		12/22/11		5.32%	Fixed	Secured	(13)	328,160	160,798
Zakopianka Shopping Center		12/28/11		6.60%	Fixed	Secured	(12)	15,172	7,586
St. Louis Mills		01/08/12		6.39%	Fixed	Secured	(12)	90,000	26,829
Borek Shopping Center		02/06/12		5.93%	Fixed	Secured	(12)	16,735	8,367
Dadeland Mall		02/11/12		6.75%	Fixed	Secured		187,908	93,954
Square One		03/11/12		6.73%	Fixed	Secured		89,403	43,930
Southridge Mall		04/01/12		5.23%	Fixed	Secured		124,000	62,000
Arkadia Shopping Center		05/31/12		5.12%	Fixed	Secured	(14)	136,893	68,446
Mills Senior Loan Facility		06/07/12		6.57%	Variable	Unsecured		738,000	369,000
Marley Station		07/01/12		4.89%	Fixed	Secured		114,400	28,600
Hilltop Mall		07/08/12		4.99%	Fixed	Secured		64,350	16,088
Crystal Mall		09/11/12		5.62%	Fixed	Secured		99,052	73,862
Concord Mills Mall		12/07/12		6.13%	Fixed	Secured		170,905	33,754
Kobe Premium Outlets		12/31/12		1.29%	Fixed	Secured		17,251	6,900
Katy Mills		01/09/13		6.69%	Fixed	Secured		148,000	18,500
The Shops at Riverside		01/11/13		5.77%	Fixed	Secured		62,957	31,479
Gotemba Premium Outlets— Variable		02/28/13		1.65%	Variable	Secured	(15)	51,501	20,600
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured		135,852	66,754

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2007
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company’s Share of Indebtedness
Avenues, The	04/01/13	5.29%	Fixed	Secured		74,918	18,730
Circle Centre Mall	04/11/13	5.02%	Fixed	Secured		74,954	10,996
Solomon Pond	08/01/13	3.97%	Fixed	Secured		112,203	55,134
Tosu Premium Outlets	08/24/13	2.62%	Fixed	Secured	(15)	10,111	4,044
Miami International Mall	10/01/13	5.35%	Fixed	Secured		96,538	46,122
Liberty Tree Mall	10/11/13	5.22%	Fixed	Secured		35,000	17,198
Galleria Commerciali Italia—Giugliano	10/20/13	4.82%	Variable	Secured	(13)	37,731	18,488
Mall at Tuttle Crossing	11/05/13	5.05%	Fixed	Secured		119,021	29,755
Arundel Marketplace	01/01/14	5.92%	Fixed	Secured		11,883	2,347
Concord Marketplace	02/01/14	5.76%	Fixed	Secured		13,834	6,917
Northshore Mall	03/11/14	5.03%	Fixed	Secured		209,302	102,846
Turzyn Shopping Center	06/06/14	6.32%	Fixed	Secured	(12)	24,661	12,330
Sawgrass Mills II	07/01/14	5.82%	Fixed	Secured		850,000	425,000
Dabrowka Shopping Center	07/03/14	6.04%	Fixed	Secured	(12)	5,081	2,541
Gotemba Premium Outlets—Fixed	10/25/14	2.00%	Fixed	Secured	(15)	7,722	3,089
Rinku Premium Outlets	10/25/14	2.35%	Fixed	Secured	(15)	28,576	11,430
Indian River Commons	11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall	11/01/14	5.21%	Fixed	Secured		65,355	32,678
St. Johns Town Center	03/11/15	5.06%	Fixed	Secured		170,000	85,000
Gaitway Plaza	07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The	07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court	07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza	07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners	07/01/15	4.60%	Fixed	Secured		18,800	4,388
Clay Terrace	10/01/15	5.08%	Fixed	Secured		115,000	57,500
Houston Galleria—1	12/01/15	5.44%	Fixed	Secured		643,583	202,632
Houston Galleria—2	12/01/15	5.44%	Fixed	Secured		177,417	55,860
Smith Haven Mall	03/01/16	5.16%	Fixed	Secured		180,000	45,000
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		21,253	8,074
Sano Premium Outlets	05/31/16	2.39%	Fixed	Secured	(15)	34,723	13,889
Eastland Mall	06/01/16	5.79%	Fixed	Secured		168,000	84,000
Empire Mall	06/01/16	5.79%	Fixed	Secured		176,300	88,150
Granite Run Mall	06/01/16	5.83%	Fixed	Secured		120,424	60,212
Mesa Mall	06/01/16	5.79%	Fixed	Secured		87,250	43,625
Rushmore Mall	06/01/16	5.79%	Fixed	Secured		94,000	47,000
Southern Hills Mall	06/01/16	5.79%	Fixed	Secured		101,500	50,750
Valley Mall	06/01/16	5.83%	Fixed	Secured		46,886	23,443
Greendale Mall	10/01/16	6.00%	Fixed	Secured		45,000	22,112
Coconut Point	12/10/16	5.83%	Fixed	Secured		230,000	115,000
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		157,144	19,407
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		10,943	1,351
Mall at Rockingham	03/10/17	5.61%	Fixed	Secured		260,000	63,879
Changshu SZITIC	04/10/17	6.24%	Fixed	Secured		13,150	4,274
Liberty Plaza	06/01/17	5.68%	Fixed	Secured		43,000	21,500
Franklin Mills	06/01/17	5.65%	Fixed	Secured		290,000	145,000
Gurnee Mills	07/01/17	5.77%	Fixed	Secured		321,000	160,500
Potomac Mills	07/11/17	5.83%	Fixed	Secured		410,000	205,000
Net Leases II	01/10/23	9.35%	Fixed	Secured		21,049	10,524
Total Joint Venture Indebtedness at Face Value						15,472,248	6,159,831

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2007
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company’s Share of Indebtedness
Premium on JV Fixed-Rate Indebtedness					(1,147)	(564)
Discount on JV Fixed-Rate Indebtedness					58,246	29,124
Total Joint Venture Indebtedness					15,529,347	6,188,391	(20)
The Company’s Share of Total Indebtedness						22,354,012

Footnotes:

           (1)                Variable rate debt interest rates are based on the following base rates as of June  30, 2007:  LIBOR at 5.32%; EURIBOR at 5.36%; and YEN LIBOR at .64%.

           (2)     Includes applicable extensions available at Company’s option.

           (3)     These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (4)     These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (5)     These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (6)     These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (7)     These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (8)     These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (9)     These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

      (10)     These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

      (11)     Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of June 30, 2007, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 5.39%.

      (12)     Amounts shown in USD Equivalent. Euro equivalent is 45.8 million.

      (13)     Amounts shown in USD Equivalent. Euro equivalent is 709.2 million. Associated with Facility A and B are interest rate swap agreements with a total combined 517.9 million euros notional amount that effectively fixes Facility A and B and Giugliano at 4.02%.

      (14)     Amounts shown in USD Equivalent. Euro equivalent is 207.5 million. Associated with these loans are interest rate swap agreements with a total combined 199.3 million euros notional amount that effectively fix these loans at a combined 4.69%.

      (15)     Amounts shown in USD Equivalent. Yen equivalent is 20,625.4 million.

      (16)     The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

      (17)     Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 1,746.4 million.

      (18)     Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 224.0 million.

      (19)     Property debt consists of three components; fixed loans at 9.80% and 13.80%(pay rate of 10.36%), and a variable rate loan at LIBOR plus 500 basis points. The variable component has LIBOR capped at 7.50%, which effectively fixes the three components at a weighted average rate of 10.61%

      (20)     The Company’s share of indebtedness for joint ventures excludes our share of indebtedness of $78.7 million in joint venture entities in which a non-controlling interest is held by Gallerie Commerciali Italia, an entity in which we have a 49% interest.

SIMON PROPERTY GROUP
Unencumbered Assets

As of June 30, 2007

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
University Mall	Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapits	IA
North Park Mall	Davenport	IA
South Ridge Mall	Des Moines	IA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
South Park Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD

SIMON PROPERTY GROUP
Unencumbered Assets

As of June 30, 2007

Property Name	City	State
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Raleigh Springs Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI

SIMON PROPERTY GROUP
Unencumbered Assets

As of June 30, 2007

Property Name	City	State
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
The Mills:
Cincinnati Mills	Cincinnati	OH
Community/Lifestyle Centers:
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL

SIMON PROPERTY GROUP
Unencumbered Assets

As of June 30, 2007

Property Name	City	State
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Wolf Ranch Town Center	Georgetown	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

SIMON PROPERTY GROUP

Preferred Stock/Units Outstanding

As of June 30, 2007
($ in 000’s, except per share amounts)

			Per Share	Aggregate
		Number of	Liquidation	Liquidation	Ticker
Issuer	Description	Shares/Units	Preference	Preference	Symbol
Preferred Stock:
Simon Property Group, Inc.	Series G 7.89% Cumulative Step-Up Premium Rate(1)	3,000,000	$50	$150,000	SPGPrG
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(2)	14,022,319	$50	$701,116	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(3)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(4)	138,426	$28	$3,876	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(5)	1,425,573	$30	$42,767	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(6)	3,059,811	$50	$152,991	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(7)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(8)	850,698	$100	$85,070	N/A

(1)             The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on June 29, 2007 was $50.02 per share.

(2)             Each share was convertible into 0.78957 of a share of common stock during the period beginning on April 2, 2007 and ending on June 29, 2007. Each share is convertible into 0.790897 of a share of common stock during the period beginning on July 2, 2007 and ending on September 28, 2007. The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on June 29, 2007 was $75.99 per share.

(3)             Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on June 29, 2007 was $67.50 per share.

(4)             Each unit is convertible into 0.75676 of a share of common stock. Each unit is redeemable on or after August 27, 2009.

(5)             Each unit is redeemable on or after August 27, 2009.

(6)             Each unit was convertible into 0.78957 of a share of common stock during the period beginning on April 2, 2007 and ending on June 29, 2007. Each unit is convertible into 0.790897 of a share of common stock during the period beginning on July 2, 2007 and ending on September 28, 2007. Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at Simon Group’s option.

(7)             Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

(8)             Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.